August 25, 2004

EDGAR

United States Securities and
Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:  Form N-CSR
     John Hancock Investment Trust (the "Registrant") on behalf of:
     John Hancock Large Cap Equity Fund
     John Hancock Sovereign Investors Fund
     John Hancock Balanced Fund
     John Hancock Strategic Growth Fund

     File Nos. 2-10156; 811-0560

Ladies and Gentlemen:

Enclosed herewith for filing pursuant to the Investment Company Act of 1940 and the Securities Exchange Act of 1934 is the Registrant's Form N-CSR filing for the period ending June 30, 2004.

If you have any questions or comments regarding this filing, please contact the undersigned at (617) 375-1722.

Sincerely,


/s/Brian E. Langenfeld
Brian E. Langenfeld
Attorney and Assistant Secretary


ITEM 1.  REPORT TO SHAREHOLDERS.

JOHN HANCOCK
Large Cap Equity Fund

6.30.2004

Semiannual Report

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

[A photo of James A. Shepherdson, Chairman, President and Chief Executive Officer of John Hancock Funds, LLC flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 12

For your information
page 25


To Our Shareholders,

I am pleased to be writing to you as Chairman, President and Chief Executive Officer of John Hancock Funds, LLC.

As you may know, John Hancock Financial Services, Inc. -- the parent company of John Hancock Funds -- was acquired by Manulife Financial Corporation on April 28, 2004. Although this change has no impact on the mutual funds you have invested in, it did bring with it some changes in the executive-level management of John Hancock Funds. Specifically, Maureen Ford Goldfarb has decided to step down as Chairman, President and Chief Executive Officer of John Hancock Funds, LLC in order to pursue personal interests, and I was named her replacement. Since her appointment in January 2000, Maureen has provided John Hancock Funds with strong leadership and steady guidance through several years of extremely turbulent market and industry conditions.

Additionally, on May 12, 2004, your fund's Board of Trustees appointed me to the roles of Trustee, President and Chief Executive Officer of your fund. On June 15, 2004, the board also appointed Charles L. Ladner as independent Chairman of the Board of Trustees, a position previously held by Ms. Goldfarb. This appointment came just in advance of new SEC regulations requiring all mutual funds to have independent chairmen.

As to our backgrounds, I have been in the investment business for over 25 years, most recently as President of Retirement Services at John Hancock Financial Services. My responsibilities included developing and directing the sale of John Hancock's variable and fixed annuity products through a diverse distribution network of banks and broker-dealers -- including wirehouses, regional brokerage houses and financial planners.

Mr. Ladner has served as an independent member of John Hancock Funds' Board of Trustees since 1992 and formerly held the position of Senior Vice President and Chief Financial Officer of UGI Corporation, a public utility holding company in Valley Forge, PA, until his retirement in 1998. He brings a wealth of knowledge, experience and leadership and we are delighted to have him serve as Chairman.

Although there has been change in executive-level management, the one thing that never wavers is John Hancock Funds' commitment to placing the needs of our shareholders above all else. We are all dedicated to the task of working with you and your financial advisor to help you reach your long-term financial goals.

Sincerely,

/S/ JAMES A. SHEPHERDSON

James A. Shepherdson,
Chief Executive Officer

This commentary reflects the CEO's views as of June 30, 2004. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks
long-term capital
appreciation by
normally invest-
ing at least 80% of
its assets in equity
securities of large-
capitalization
companies in the
capitalization
range of the
Standard & Poor's
500 Index believed
to be undervalued
and/or offer the
potential for
above-average
earnings growth.

Over the past six months

* Geopolitical and interest rate concerns hung over the stock market, which made only modest headway.

* Large-cap stocks continued to trail smaller-cap offerings.

* The Fund was hurt by an above-average stake in technology, but was helped by its stake in the strong-performing energy sector.

[Bar chart with heading "John Hancock Large Cap Equity Fund." Under the heading is a note that reads "Fund performance for the six months ended June 30, 2004." The chart is scaled in increments of 0.25% with 0.00% at the bottom and 0.75% at the top. The first bar represents the 0.48% total return for Class A. The second bar represents the 0.07% total return for Class B. The third bar represents the 0.07% total return for Class C and the fourth bar represents the 0.67% total return for Class I. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 3.9%   General Electric Co.
 2.7%   Pfizer, Inc.
 2.7%   Citigroup, Inc.
 2.6%   Microsoft Corp.
 2.5%   Wal-Mart Stores, Inc.
 2.3%   Tyco International Ltd.
 2.1%   American International Group, Inc.
 2.0%   Intel Corp.
 1.8%   Bard (C.R.), Inc.
 1.8%   Williams Cos., Inc. (The)

As a percentage of net assets on June 30, 2004.

BY ROBERT C. JUNKIN, CPA, AND ROGER C. HAMILTON, PORTFOLIO MANAGERS

MANAGERS'
REPORT

JOHN HANCOCK
Large Cap Equity Fund

Roger Hamilton recently rejoined the Fund's portfolio management team, following the departure from the company of former team member Robert Uek.

The stock market proved choppy in the first half of 2004. Buoyed by the recovering economy, stocks got off to a strong start in the new year. Geopolitical concerns, worries about the economy and the expectation of a near-term rise in interest rates, however, later triggered a sharp pullback. As the spring progressed, stronger-than-expected employment growth and improved consumer confidence somewhat eased the market's worries. But continued concerns about the conflict in Iraq, the economy and higher interest rates kept a lid on the market's gains. The Standard & Poor's 500 Stock Index returned a modest 3.44% for the six months ended June 30, 2004, as large-cap stocks continued to lag small-cap stocks. Within the large-cap universe, most sectors posted flat returns, although energy stocks rallied nicely as commodity prices remained near historical highs.

"The stock market
 proved choppy in the
 first half of 2004."

PERFORMANCE AND STRATEGY REVIEW

John Hancock Large Cap Equity Fund began the year with an economically sensitive bias that included an above-average investment in technology stocks. We later pared back technology and added to the all-weather health-care sector. Our bottom-up stock picking remained focused on businesses with proven management teams and strong balance sheets whose shares were selling at attractive valuations. The Fund, however, never fully recovered from losses incurred during the spring market correction. For the six months ended June 30, 2004, the Fund's Class A, Class B, Class C and Class I shares returned 0.48%, 0.07%, 0.07% and 0.67%, respectively, at net asset value. By comparison, the average large-cap core fund returned 2.03% over the same period, according to Lipper, Inc. 1 Keep in mind that your net asset value will differ from these results if you were not invested in the Fund for the entire period and did not reinvest all distributions. For historical performance information, please see pages six and seven.

[Photos of Robert Junkin and Roger Hamilton flush right at top of page.]

TECHNOLOGY AND MEDIA DISAPPOINTMENTS

Technology was the biggest detractor from Fund performance. Semiconductor stocks were especially hard hit as investors worried that the business cycle had peaked. Intel, which lowered earnings guidance during the period, and KLA-Tencor, a semiconductor capital equipment company, were among our worst performers. Nortel Networks, which was plagued by accounting problems, and Nokia, whose market share in the handset business came under fire, also suffered sharp downturns. We held on to Nortel but exited Nokia. Not all tech stocks headed south, however. Lexmark International, which benefited from a recent contract to produce printers for Dell, was one of the Fund's top performers. As the period progressed, we reduced our technology stake, trimming names with higher earnings growth expectations that tend to be most vulnerable in a slowdown and holding on to more defensive stocks such as Microsoft.

The Fund also had a sizable concentration in media stocks, particularly satellite broadcasters. We expect the satellite companies to start generating substantial free cash flow. However, near-term concerns about price competition hurt the group. Comcast, which recently made an unsuccessful bid for Disney, was one of our biggest disappointments.

"Our best gains came from
 health-care stocks..."

GAINS FROM HEALTH CARE

Our best gains came from health-care stocks, which tend to do well when the prospect of rising interest rates pushes investors toward safer-haven sectors. The Fund benefited from owning Biogen Idec, a biotechnology company that rallied sharply after filing for early approval of a promising new drug to treat multiple sclerosis, and C.R. Bard, a medical products company that continued to beat investor expectations. In addition, Aetna, an HMO, posted strong gains amid cost cutting efforts, as well as declining medical costs and strong health-care premium growth industrywide. Another standout was St. Jude Medical, a medical devices company, whose stock price rose in anticipation of a new product launch. We maintained a large investment in Pfizer, a premier drug company with an attractive valuation that remained under pressure as investors worried about patent expirations and a lack of new blockbuster products throughout the industry.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Medical 15%, the second is Oil & gas 11%, the third is Computers 10%, the fourth is Retail 8% and the fifth is Diversified Operations 7%.]

FURTHER BOOST FROM ENERGY

The Fund's above-average stake in the energy sector also helped performance. Energy stocks rallied nicely as high oil prices fueled gains for exploration and production companies, integrated oil companies and oil service companies. Among our top performers were Weatherford International, an oil service company, and ConocoPhillips, an integrated oil company. We also added a new and sizable position in Williams Cos., a diversified energy company with pipeline, exploration and production, and energy trading businesses. We were attracted by the stock's valuation and growth prospects.

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 6-30-04." The chart is divided into two sections (from top to left): Common stocks 97% and Short-term investments & other 3%.]

Certain industrial stocks also boosted performance, including both Tyco International and Boeing. Tyco, a late cycle industrial company, benefited from efforts by new management to overcome the company's well publicized problems and grow the business. Boeing rallied after winning some large defense contracts from the government that helped restore investor confidence after scandals had rocked the company.

CHANGES TO SECTOR WEIGHTINGS

During the period, we began reducing the Fund's exposure to interest rate sensitive stocks. We pared back on financials, particularly banks with strong mortgage businesses. We held on, however, to stakes in companies with more exposure to the capital markets and more diversification. Among our largest positions were American International Group, a diversified insurance company, and Citigroup, a global financial services company. We also started increasing our investment in consumer staples, which tend to be less sensitive to changes in interest rates and the economy. Wal-Mart Stores, a pre-eminent retailer with an attractive stock valuation, remained our top holding from this sector.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "PERIOD'S PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Biogen Idec followed by an up arrow with the phrase "Promising new drug treatment for multiple sclerosis." The second listing is Intel followed by a down arrow with the phrase "Concerns about semiconductor cycle, lower earnings guidance." The third listing is Newmont Mining followed by a down arrow with the phrase "Gold price decline amid rising interest rates, stronger dollar."]

UNCERTAIN OUTLOOK

We think the market is likely to remain choppy, given uncertainties surrounding the upcoming U.S. presidential election, the economy and the situation in Iraq. On the positive side, we expect the economy to continue to improve and interest rates to rise only modestly. The first interest rate increase in four years came on June 30 when the Federal Reserve raised short-term interest rates from 1.00% to 1.25%. In this environment, we remain optimistic that large-cap stocks will benefit from their reasonable valuations, diversification and international exposure.

"We think the market is
 likely to remain choppy..."

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. The managers' statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

A LOOK AT
PERFORMANCE

For the period ended
June 30, 2004

                              Class A      Class B      Class C      Class I 1
Inception date                10-4-49      8-22-91       5-1-98       3-1-01

Average annual returns with maximum sales charge (POP)
One year                         7.86%        7.64%       10.48%       14.89%
Five years                      -3.63%       -3.63%       -3.55%          --
Ten years                        9.63%        9.56%          --           --
Since inception                    --           --        -0.75%       -8.58%

Cumulative total returns with maximum sales charge (POP)
Six months                      -4.55%       -4.93%       -1.91%        0.67%
One year                         7.86%        7.64%       10.48%       14.89%
Five years                     -16.87%      -16.87%      -16.54%          --
Ten years                      150.85%      149.09%          --           --
Since inception                    --           --        -4.55%      -25.85%

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I shares. Effective July 15, 2004, the 1% up-front sales charge on Class C shares was eliminated. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 For certain types of investors as described in the Fund's Class I share prospectus.

GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Standard & Poor's 500 Index.

              Cum Value    Cum Value      S & P
               of $10K       of $10K       500
Plot Date     (No Load)     (W/Load)      Index
7-31-94        $10,186       $9,673      $10,328
12-31-94        10,012        9,508       10,487
6-30-95         12,050       11,443       12,607
12-31-95        13,690       13,001       14,428
6-30-96         15,072       14,313       15,885
12-31-96        16,730       15,887       17,741
6-30-97         20,542       19,508       21,397
12-31-97        22,871       21,720       23,660
6-30-98         26,092       24,778       27,851
12-31-98        26,517       25,182       30,421
6-30-99         30,187       28,667       34,188
12-31-99        36,565       34,724       36,823
6-30-00         37,905       35,996       36,667
12-31-00        35,495       33,708       33,470
6-30-01         37,801       35,898       31,229
12-31-01        34,301       32,573       29,492
6-30-02         24,980       23,722       25,611
12-31-02        21,323       20,249       22,974
6-30-03         23,266       22,095       25,676
12-31-03        26,289       24,966       29,564
6-30-04         26,415       25,085       30,582

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Standard & Poor's 500 Index and is equal to $30,582 as of June 30, 2004. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Large Cap Equity Fund, without sales charge (NAV) and is equal to $26,415 as of June 30, 2004. The third bar represents the same hypothetical $10,000 investment made in the John Hancock Large Cap Equity Fund, with sales charge (POP) and is equal to $25,085 as of June 30, 2004.

                                    Class B 1    Class C 1    Class I 2
Period beginning                    6-30-94       5-1-98       3-1-01
Without sales charge                $24,909       $9,640       $7,415
With maximum sales charge           $24,909       $9,545       $7,415
Index                               $30,582      $11,138       $9,699

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B, Class C and Class I shares, respectively, as of June 30, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Standard & Poor's 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

1 No contingent deferred sales charge applicable.

2 For certain types of investors as described in the Fund's Class I share prospectus.

FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
June 30, 2004
(unaudited)

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


ISSUER                                                                                         SHARES           VALUE
COMMON STOCKS 97.00%                                                                                     $589,213,332
(Cost $497,556,042)

Aerospace 2.83%                                                                                            17,200,813
Boeing Co. (The)                                                                              200,150      10,225,663
Raytheon Co. +                                                                                195,000       6,975,150

Banks -- United States 6.46%                                                                               39,218,916
Bank of America Corp.                                                                         106,550       9,016,261
National City Corp.                                                                           182,150       6,377,072
State Street Corp.                                                                            116,250       5,700,900
U.S. Bancorp                                                                                  274,000       7,551,440
Wells Fargo & Co. +                                                                           184,750      10,573,243

Beverages 2.32%                                                                                            14,081,978
Coca-Cola Co. (The)                                                                           110,800       5,593,184
PepsiCo, Inc.                                                                                 157,550       8,488,794

Broker Services 1.77%                                                                                      10,726,888
Goldman Sachs Group, Inc. (The)                                                                56,250       5,296,500
Merrill Lynch & Co., Inc. +                                                                   100,600       5,430,388

Computers 10.35%                                                                                           62,851,516
Cisco Systems, Inc.*                                                                          422,500      10,013,250
International Business Machines Corp.                                                         114,600      10,101,990
Lexmark International, Inc.*                                                                   87,950       8,489,813
Microsoft Corp.                                                                               562,950      16,077,852
Oracle Corp.*                                                                                 541,100       6,455,323
SAP AG, American Depositary Receipt (ADR) (Germany)                                           155,800       6,513,998
VERITAS Software Corp.* +                                                                     187,700       5,199,290

Consumer Products Misc. 1.37%                                                                               8,335,900
Clorox Co. (The) +                                                                            155,000       8,335,900

Cosmetics & Personal Care 3.81%                                                                            23,126,930
Colgate-Palmolive Co. +                                                                        89,000       5,202,050
Gillette Co. (The) +                                                                          171,100       7,254,640
Procter & Gamble Co. (The)                                                                    196,000      10,670,240

See notes to
financial statements.


8


FINANCIAL STATEMENTS


ISSUER                                                                                         SHARES           VALUE
Diversified Operations 7.44%                                                                              $45,221,043
3M Co.                                                                                         85,900       7,731,859
General Electric Co.                                                                          735,050      23,815,620
Tyco International Ltd. +                                                                     412,600      13,673,564

Electronics 5.25%                                                                                          31,882,609
Analog Devices, Inc. +                                                                        151,000       7,109,080
Intel Corp.                                                                                   447,300      12,345,480
KLA-Tencor Corp.* +                                                                           122,900       6,068,802
Parker Hannifin Corp.                                                                         106,950       6,359,247

Fiber Optics 0.37%                                                                                          2,281,011
JDS Uniphase Corp.* +                                                                         601,850       2,281,011

Finance 5.17%                                                                                              31,428,419
American Express Co. +                                                                        172,800       8,878,464
Citigroup, Inc.                                                                               347,450      16,156,425
Sovereign Bancorp, Inc. +                                                                     289,300       6,393,530

Insurance 4.45%                                                                                            27,023,203
American International Group, Inc.                                                            181,700      12,951,576
Hartford Financial Services Group, Inc. (The)                                                  94,800       6,516,552
St. Paul Travelers Cos., Inc. (The) +                                                         186,361       7,555,075

Machinery 1.53%                                                                                             9,294,480
Caterpillar, Inc.                                                                             117,000       9,294,480

Media 4.61%                                                                                                28,004,104
Comcast Corp. (Class A)* +                                                                    221,300       6,203,039
DIRECTV Group, Inc. (The)                                                                     553,612       9,466,765
EchoStar Communications Corp.* +                                                              149,650       4,601,737
Time Warner, Inc.* +                                                                          439,850       7,732,563

Medical 14.53%                                                                                             88,280,436
Aetna, Inc. +                                                                                 108,150       9,192,750
Amgen, Inc.*                                                                                  107,300       5,855,361
Bard (C.R.), Inc.                                                                             197,000      11,160,050
Biogen Idec, Inc.* +                                                                          134,500       8,507,125
McKesson Corp.                                                                                173,450       5,954,539
Merck & Co., Inc. +                                                                           142,000       6,745,000
Pfizer, Inc.                                                                                  485,750      16,651,510
Shire Pharmaceuticals Group Plc* (ADR) (United Kingdom)                                       248,358       6,641,093
St. Jude Medical, Inc.                                                                         81,400       6,157,910
Teva Pharmaceutical Industries Ltd. (ADR) (Israel)                                             95,034       6,394,838
Valeant Pharmaceuticals International +                                                       251,013       5,020,260

Metal 2.41%                                                                                                14,664,045
Alcan, Inc.+ (Canada)                                                                         148,800       6,160,320
Freeport-McMoRan Copper & Gold, Inc. + (Class B)                                               92,150       3,054,772
Phelps Dodge Corp.*                                                                            70,300       5,448,953

See notes to
financial statements.


9


FINANCIAL STATEMENTS


ISSUER                                                                                         SHARES           VALUE
Oil & Gas 10.73%                                                                                          $65,169,451
BJ Services Co.* +                                                                            139,350       6,387,804
ChevronTexaco Corp. +                                                                          97,000       9,128,670
ConocoPhillips +                                                                              122,000       9,307,380
Nabors Industries Ltd.* + (Bermuda)                                                           118,150       5,342,743
Schlumberger Ltd. + (Netherlands)                                                              84,700       5,379,297
Suncor Energy, Inc. (Canada)                                                                  122,950       3,148,750
Talisman Energy, Inc. (Canada)                                                                390,300       8,485,122
Weatherford International Ltd.*                                                               159,250       7,163,065
Williams Cos., Inc. (The)                                                                     909,800      10,826,620

Retail 8.00%                                                                                               48,571,090
Best Buy Co., Inc.                                                                            202,500      10,274,850
Home Depot, Inc. (The)                                                                        215,900       7,599,680
McDonald's Corp.                                                                              377,000       9,802,000
Target Corp.                                                                                  137,000       5,818,390
Wal-Mart Stores, Inc.                                                                         285,750      15,076,170

Telecommunications 3.60%                                                                                   21,850,500
Avaya, Inc.* +                                                                                424,400       6,701,276
BellSouth Corp. +                                                                             267,900       7,024,338
Nortel Networks Corp.* (Canada)                                                               424,450       2,118,006
Sprint Corp.                                                                                  341,300       6,006,880


                                                                             INTEREST       PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                           RATE       (000s OMITTED)          VALUE
SHORT-TERM INVESTMENTS 27.53%                                                                            $167,235,397
(Cost $167,235,397)

Joint Repurchase Agreement 1.66%
Investment in a joint repurchase agreement
transaction with UBS Warburg, Inc. -- Dated
06-30-04, due 07-01-04 (secured by U.S.
Treasury Inflation Indexed Bonds, 3.625%
due 04-15-28 and 3.375% due 04-15-32, and
U.S. Treasury Inflation Indexed Note, 2.000%
due 01-15-14)                                                                1.300%           $10,061      10,061,000


                                                                                               SHARES
Cash Equivalents 25.87%
AIM Cash Investment Trust**                                                               157,174,397     157,174,397

See notes to
financial statements.


10


FINANCIAL STATEMENTS


TOTAL INVESTMENTS 124.53%                                                                                $756,448,729

OTHER ASSETS AND LIABILITIES, NET (24.53%)                                                              ($149,029,944)

TOTAL NET ASSETS 100.00%                                                                                 $607,418,785

 * Non-income-producing security.

** Represents investment of securities lending collateral.

 + All or a portion of this security is on loan on June 30, 2004.

   Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

   The percentage shown for each investment category is the total of that category as a percentage of the net assets of the Fund.


See notes to
financial statements.

FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

June 30, 2004
(unaudited)

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $664,791,439
including $155,193,624 of securities loaned)                     $756,448,729
Cash                                                                      412
Receivable for investments sold                                     8,923,997
Receivable for shares sold                                              7,337
Dividends and interest receivable                                     379,151
Other assets                                                          182,063

Total assets                                                      765,941,689

LIABILITIES
Payable for shares repurchased                                        558,063
Payable upon return of securities loaned                          157,174,397
Payable to affiliates
Management fees                                                       343,232
Distribution and service fees                                          46,510
Other                                                                 169,050
Other payables and accrued expenses                                   231,652

Total liabilities                                                 158,522,904

NET ASSETS
Capital paid-in                                                 1,188,461,046
Accumulated net realized loss on investments and
foreign currency transactions                                    (671,168,012)
Net unrealized appreciation of investments                         91,657,290
Accumulated net investment loss                                    (1,531,539)

Net assets                                                       $607,418,785

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding -- the Fund has an unlimited number of shares authorized with no par value
Class A ($350,199,302 [DIV] 23,863,502 shares)                         $14.68
Class B ($226,952,280 [DIV] 16,227,296 shares)                         $13.99
Class C ($30,256,398 [DIV] 2,162,952 shares)                           $13.99
Class I ($10,805 [DIV] 722 shares)                                     $14.97

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($14.68 [DIV] 95%)                                           $15.45
Class C 2 ($13.99 [DIV] 99%)                                           $14.13

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

2 The up-front sales charge on Class C shares has been eliminated, effective July 15, 2004.

See notes to
financial statements.

FINANCIAL STATEMENTS

OPERATIONS

For the period ended
June 30, 2004
(unaudited) 1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in oper-
ating the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $50,910)            $3,600,883
Securities lending                                                    126,746
Interest                                                               31,297

Total investment income                                             3,758,926

EXPENSES
Investment management fees                                          2,016,224
Class A distribution and service fees                                 455,213
Class B distribution and service fees                               1,240,504
Class C distribution and service fees                                 164,549
Class A, B and C transfer agent fees                                1,136,028
Class I transfer agent fees                                                 2
Accounting and legal services fees                                     89,053
Custodian fees                                                         46,508
Printing                                                               44,146
Professional fees                                                      25,142
Miscellaneous                                                          18,582
Trustees' fees                                                         14,813
Registration and filing fees                                           12,822
Securities lending fees                                                 3,110
Interest                                                                  903

Total expenses                                                      5,267,599
Less expense reductions                                               (93,011)

Net expenses                                                        5,174,588

Net investment loss                                                (1,415,662)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain on
Investments                                                        10,030,806
Foreign currency transactions                                          18,261

Change in net unrealized appreciation (depreciation) of
Investments                                                        (6,652,733)

Net realized and unrealized gain                                    3,396,334

Increase in net assets from operations                             $1,980,672

1 Semiannual period from 1-1-04 through 6-30-04.

See notes to
financial statements.

FINANCIAL STATEMENTS

CHANGES IN
NET ASSETS

These Statements
of Changes in
Net Assets show
how the value
of the Fund's
net assets has
changed during
the last two
periods. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses,
distributions, if
any, paid to
shareholders and
any increase or
decrease in
money share-
holders invested
in the Fund.
                                                     YEAR        PERIOD
                                                    ENDED         ENDED
                                                 12-31-03       6-30-04 1
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment loss                           ($1,657,683)  ($1,415,662)
Net realized gain                              26,621,018    10,049,067
Change in net unrealized
appreciation (depreciation)                   111,159,907    (6,652,733)

Increase in net assets
resulting from operations                     136,123,242     1,980,672
From Fund share transactions                 (154,984,212) (72,239,865)

NET ASSETS
Beginning of period                           696,538,948   677,677,978

End of period 2                              $677,677,978  $607,418,785

1 Semiannual period from 1-1-04 through 6-30-04. Unaudited.

2 Includes accumulated net investment loss of $115,877 and $1,531,539, respectively.

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

FINANCIAL
HIGHLIGHTS


CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

FINANCIAL HIGHLIGHTS

PERIOD ENDED                                12-31-99 1  12-31-00 1  12-31-01 1  12-31-02 1  12-31-03     6-30-04 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                           $21.26      $27.02      $20.93      $19.10      $11.85      $14.61
Net investment income (loss) 3                  0.09 4     (0.10)      (0.10)         -- 5      0.01       (0.01)
Net realized and unrealized
gain (loss) on investments                      7.80        0.07       (0.62)      (7.23)       2.75        0.08
Total from
investment operations                           7.89       (0.03)      (0.72)      (7.23)       2.76        0.07
Less distributions
From net realized gain                         (2.13)      (6.06)      (1.11)      (0.02)         --          --
Net asset value,
end of period                                 $27.02      $20.93      $19.10      $11.85      $14.61      $14.68
Total return 6 (%)                             37.89       (2.93)      (3.36)     (37.83)      23.29        0.48 7,8

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                   $604        $774        $768        $365        $376        $350
Ratio of expenses
to average net assets (%)                       1.17        1.14        1.23        1.28        1.35        1.28 9
Ratio of adjusted expenses
to average net assets 10 (%)                      --          --          --          --          --        1.31 9
Ratio of net investment income (loss)
to average net assets (%)                       0.40       (0.39)      (0.50)       0.02        0.10       (0.11) 9
Portfolio turnover (%)                           113         112          71         114         140          30

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS B SHARES


PERIOD ENDED                                12-31-99 1  12-31-00 1  12-31-01 1  12-31-02 1  12-31-03     6-30-04 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                           $21.20      $26.79      $20.52      $18.55      $11.42      $13.98
Net investment loss 3                          (0.07)      (0.30)      (0.25)      (0.11)      (0.08)      (0.06)
Net realized and unrealized
gain (loss) on investments                      7.75        0.09       (0.61)      (7.00)       2.64        0.07
Total from
investment operations                           7.68       (0.21)      (0.86)      (7.11)       2.56        0.01
Less distributions
From net realized gain                         (2.09)      (6.06)      (1.11)      (0.02)         --          --
Net asset value,
end of period                                 $26.79      $20.52      $18.55      $11.42      $13.98      $13.99
Total return 6 (%)                             36.95       (3.64)      (4.12)     (38.31)      22.42        0.07 7,8

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                   $768        $791        $718        $290        $267        $227
Ratio of expenses
to average net assets (%)                       1.88        1.89        1.98        2.03        2.10        2.03 9
Ratio of adjusted expenses
to average net assets 10 (%)                     --          --           --          --          --        2.06 9
Ratio of net investment loss
to average net assets (%)                      (0.31)     (1.13)       (1.25)      (0.74)      (0.66)      (0.86) 9
Portfolio turnover (%)                           113        112           71         114         140          30

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS C SHARES


PERIOD ENDED                                12-31-99 1  12-31-00 1  12-31-01 1  12-31-02 1  12-31-03     6-30-04 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                           $21.20      $26.79      $20.52      $18.55      $11.42      $13.98
Net investment loss 3                          (0.09)      (0.29)      (0.25)      (0.11)      (0.08)      (0.06)
Net realized and unrealized gain
(loss) on investments                           7.77        0.08       (0.61)      (7.00)       2.64        0.07
Total from
investment operations                           7.68       (0.21)      (0.86)      (7.11)       2.56        0.01
Less distributions
From net realized gain                         (2.09)      (6.06)      (1.11)      (0.02)         --          --
Net asset value,
end of period                                 $26.79      $20.52      $18.55      $11.42      $13.98      $13.99
Total return 6 (%)                             36.94       (3.64)      (4.12)     (38.31)      22.42        0.07 7,8

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                    $13         $66        $120         $40         $35         $30
Ratio of expenses
to average net assets (%)                       1.92        1.89        1.98        2.03        2.10        2.03 9
Ratio of adjusted expenses
to average net assets 10 (%)                      --          --          --          --          --        2.06 9
Ratio of net investment loss
to average net assets (%)                      (0.40)      (1.14)      (1.25)      (0.75)      (0.66)      (0.86) 9
Portfolio turnover (%)                           113         112          71         114         140          30

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS I SHARES


FINANCIAL HIGHLIGHTS

PERIOD ENDED                                12-31-01 1,11  12-31-02 1  12-31-03     6-30-04 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                           $21.42         $19.11      $11.91      $14.87
Net investment income (loss) 3                 (0.02)          0.07        0.08        0.03
Net realized and unrealized gain
(loss) on investments                          (1.18)         (7.25)       2.88        0.07
Total from
investment operations                          (1.20)         (7.18)       2.96        0.10
Less distributions
From net realized gain                         (1.11)         (0.02)         --          --
Net asset value,
end of period                                 $19.11         $11.91      $14.87      $14.97
Total return 6 (%)                             (5.53) 7      (37.55)      24.85        0.67 7

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                     $2             $1          -- 12       -- 12
Ratio of expenses
to average net assets (%)                       0.84 9         0.81        0.84        0.76 9
Ratio of net investment income (loss)
to average net assets (%)                      (0.10) 9        0.49        0.62        0.41 9
Portfolio turnover (%)                            71            114         140          30

 1 Audited by previous auditor.

 2 Semiannual period from 1-1-04 through 6-30-04. Unaudited.

 3 Based on the average of the shares outstanding.

 4 Class A has net investment income because of its relatively lower class expenses, as compared to other share classes.

 5 Less than $0.01 per share.

 6 Assumes dividend reinvestment and does not reflect the effect of sales charges.

 7 Not annualized.

 8 Total return would have been lower had certain expenses not been reduced during the period shown.

 9 Annualized.

10 Does not take into consideration expense reductions during the period shown.

11 Class I shares began operations on 3-1-01.

12 Less than $500,000.

See notes to
financial statements.

NOTES TO
STATEMENTS

Unaudited

NOTE A
Accounting policies

John Hancock Large Cap Equity Fund (the "Fund") is a diversified series of John Hancock Investment Trust, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek long-term capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies
of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services, or, if quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. Investments in AIM Cash Investment Trust are valued at their net asset value each business day. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign currency translation" below.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of John Hancock Financial Services, Inc. could participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency
translation

All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 4:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I shares, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permits borrowings of up to $250 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit, and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the period ended June 30, 2004.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. On June 30, 2004, the Fund loaned securities having a market value of $155,193,624 collateralized by cash in the amount of $157,174,397. The cash collateral was invested in a short-term instrument. Securities lending expenses are paid by the Fund to the Adviser.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $676,222,905 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The entire amount of the loss carryforward expires December 31, 2010.

Dividends, interest
and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B

Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 0.625% of the Fund's average daily net asset value.

The Fund has an agreement with its custodian bank under which custody fees are reduced by brokerage commission offsets applied during the period. Accord ingly, the expense reductions related to custody fee offsets amounted to $7,865, and had no impact on the Fund's ratio of expenses to average net assets for the period ended June 30, 2004.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH
Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company

Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accord ingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.25% of Class A average daily net asset value and 1.00% of Class B and Class C average daily net asset value. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A shares are assessed up-front sales charges. During the period ended June 30, 2004, JH Funds received net up-front sales charges of $146,062 with regard to sales of Class A shares. Of this amount, $18,123 was retained and used for printing prospectuses, advertising, sales literature and other purposes; $101,335 was paid as sales commissions to unrelated broker-dealers; and $26,604 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insur ance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. Prior to July 15, 2004, Class C shares were assessed up-front sales charges. During the period ended June 30, 2004, JH Funds received net up-front sales charges of $2,749 with regard to sales of Class C shares. Of this amount, $2,630 was paid as sales commissions to unrelated broker-dealers and $119 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. During the period ended June 30, 2004, CDSCs received by JH Funds amounted to $231,141 for Class B shares and $1,104 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. For Class A, Class B and Class C shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of each class's average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. For Class I shares the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of Class I average daily net asset value. Signature Services agreed to voluntarily reduce the Fund's asset-based portion of the transfer agent fee if the total transfer agent fee exceeds the Lipper Inc. median transfer agency fee for comparable mutual funds by 0.05%. Accord ingly, the transfer agent fee for Class A, Class B and Class C shares was reduced by $85,146 for the period ended June 30, 2004. Signature Services reserves the right to terminate this limitation at any time.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period amounted to

$89,053. The Fund also paid the Adviser the amount of $245 for certain publishing services, included in the printing fees.

The Adviser and other subsidiaries of JHLICo owned 722 Class I shares of beneficial interest of the Fund on June 30, 2004.

Mr. James A. Shepherdson is a director and/or officer of the Adviser and/or its affiliates, as well as Trustee of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compen sa tion Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold and repurchased during the last two periods, along with the corresponding dollar value.


                                 YEAR ENDED 12-31-03          PERIOD ENDED 6-30-04 1
                              SHARES          AMOUNT        SHARES          AMOUNT
CLASS A SHARES
Sold                       3,028,142     $38,735,843     1,580,361     $23,238,874
Repurchased               (8,084,772)   (102,737,813)   (3,437,266)    (50,564,882)
Net decrease              (5,056,630)   ($64,001,970)   (1,856,905)   ($27,326,008)

CLASS B SHARES
Sold                       1,432,949     $17,569,583       541,377      $7,652,269
Repurchased               (7,753,074)    (94,649,570)   (3,402,369)    (47,813,150)
Net decrease              (6,320,125)   ($77,079,987)   (2,860,992)   ($40,160,881)

CLASS C SHARES
Sold                         170,490      $2,098,308        60,749        $857,508
Repurchased               (1,193,132)    (14,354,378)     (399,497)     (5,610,484)
Net decrease              (1,022,642)   ($12,256,070)     (338,748)    ($4,752,976)

CLASS I SHARES
Sold                          36,271        $443,481            --              --
Repurchased                 (160,760)     (2,089,666)           --              --
Net decrease                (124,489)    ($1,646,185)           --              --

NET DECREASE             (12,523,886)  ($154,984,212)   (5,056,645)   ($72,239,865)

1 Semiannual period from 1-1-04 through 6-30-04. Unaudited.

NOTE D

Investment
transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. govern ment, during the period ended June 30, 2004, aggregated $189,021,020 and $279,337,304, respectively.

The cost of investments owned on June 30, 2004, including short-term investments, for federal income tax purposes was $669,525,042. Gross unrealized appreciation and depreciation of investments aggregated $94,176,226 and $7,252,539, respectively, resulting in net unrealized appreciation of $86,923,687. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

FOR YOUR
INFORMATION


TRUSTEES

Charles L. Ladner, Chairman*
James F. Carlin
William H. Cunningham
Ronald R. Dion
Steven R. Pruchansky
James A. Shepherdson
Lt. Gen. Norman H. Smith,
USMC (Ret.)
John P. Toolan*

*Members of the Audit Committee

OFFICERS

James A. Shepherdson
President
and Chief Executive Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President and Secretary

William H. King
Vice President and Treasurer

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL

Wilmer Cutler Pickering
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803


HOW TO
CONTACT US

On the Internet                     www.jhfunds.com

By regular mail                     John Hancock Signature Services, Inc.
                                    1 John Hancock Way, Suite 1000
                                    Boston, MA 02217-1000

By express mail                     John Hancock Signature Services, Inc.
                                    Attn: Mutual Fund Image Operations
                                    529 Main Street
                                    Charlestown, MA 02129

Customer service
representatives                     1-800-225-5291

24-hour automated information       1-800-338-8080

TDD line                            1-800-554-6713

The Fund's proxy voting policies and procedures are available without charge, upon request:

By phone                            1-800-225-5291

On the Fund's Web site              www.jhfunds.com/proxy

On the SEC's Web site               www.sec.gov

[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Large Cap Equity Fund.


500SA  6/04
       8/04

JOHN HANCOCK
Sovereign Investors Fund

6.30.2004

Semiannual Report

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

[A photo of James A. Shepherdson, Chairman, President and Chief Executive Officer of John Hancock Funds, LLC flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 11

For your information
page 25


To Our Shareholders,

I am pleased to be writing to you as Chairman, President and Chief Executive Officer of John Hancock Funds, LLC.

As you may know, John Hancock Financial Services, Inc. -- the parent company of John Hancock Funds -- was acquired by Manulife Financial Corporation on April 28, 2004. Although this change has no impact on the mutual funds you have invested in, it did bring with it some changes in the executive-level management of John Hancock Funds. Specifically, Maureen Ford Goldfarb has decided to step down as Chairman, President and Chief Executive Officer of John Hancock Funds, LLC in order to pursue personal interests, and I was named her replacement. Since her appointment in January 2000, Maureen has provided John Hancock Funds with strong leadership and steady guidance through several years of extremely turbulent market and industry conditions.

Additionally, on May 12, 2004, your fund's Board of Trustees appointed me to the roles of Trustee, President and Chief Executive Officer of your fund. On June 15, 2004, the board also appointed Charles L. Ladner as independent Chairman of the Board of Trustees, a position previously held by Ms. Goldfarb. This appointment came just in advance of new SEC regulations requiring all mutual funds to have independent chairmen.

As to our backgrounds, I have been in the investment business for over 25 years, most recently as President of Retirement Services at John Hancock Financial Services. My responsibilities included developing and directing the sale of John Hancock's variable and fixed annuity products through a diverse distribution network of banks and broker-dealers -- including wirehouses, regional brokerage houses and financial planners.

Mr. Ladner has served as an independent member of John Hancock Funds' Board of Trustees since 1992 and formerly held the position of Senior Vice President and Chief Financial Officer of UGI Corporation, a public utility holding company in Valley Forge, PA, until his retirement in 1998. He brings a wealth of knowledge, experience and leadership and we are delighted to have him serve as Chairman.

Although there has been change in executive-level management, the one thing that never wavers is John Hancock Funds' commitment to placing the needs of our shareholders above all else. We are all dedicated to the task of working with you and your financial advisor to help you reach your long-term financial goals.

Sincerely,

/S/ JAMES A. SHEPHERDSON

James A. Shepherdson,
Chief Executive Officer

This commentary reflects the CEO's views as of June 30, 2004. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks
long-term growth
of capital and
income without
assuming undue
market risks by
normally invest
ing at least 80% of
its stock invest-
ments in a
diversified portfo-
lio of companies
with market capi-
talizations within
the range of the
Standard & Poor's
500 Index. At least
65% of the Fund's
stock investments
are"dividend
performers"--
companies whose
dividend pay-
ments have
increased steadily
for 10 years.

Over the last six months

* Stocks inched up slightly in the first half of the year.

* High-quality, large-capitalization stocks -- the cornerstone of the Fund's investment strategy -- continued to lag behind.

* We continued to increase our energy stake due to the favorable supply/demand situation.

[Bar chart with heading "John Hancock Sovereign Investors Fund." Under the heading is a note that reads "Fund performance for the six months ended June 30, 2004." The chart is scaled in increments of 1% with 0% at the bottom and 2% at the top. The first bar represents the 1.11% total return for Class A. The second bar represents the 0.75% total return for Class B. The third bar represents the 0.75% total return for Class C. The fourth bar represents the 1.38% total return for Class I and the fourth bar represents the 0.87% total return for Class R. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 3.4%   American International Group, Inc.
 3.2%   Citigroup, Inc.
 3.2%   BP Plc
 3.0%   Praxair, Inc.
 2.9%   3M Co.
 2.8%   PepsiCo, Inc.
 2.8%   Cisco Systems, Inc.
 2.8%   Pfizer, Inc.
 2.8%   Exxon Mobil Corp.
 2.7%   General Electric Co.

As a percentage of net assets on June 30, 2004.

BY JOHN F. SNYDER, III, PETER M. SCHOFIELD, CFA, AND BARRY H. EVANS, CFA, PORTFOLIO MANAGERS

MANAGERS'
REPORT

JOHN HANCOCK
Sovereign Investors Fund

In spite of a robust economic recovery, strong corporate earnings gains and a pickup in employment levels, stocks only inched up slightly in the first half of 2004. For the latest six-month period, the Standard & Poor's 500 Index rose a modest 3.44%. Instead of focusing on the brighter economic picture, investors were preoccupied with geopolitical events, the prospect that the Federal Reserve would raise interest rates and the transition of power in Iraq. That preoccupation kept nervous investors on the sidelines and held stock prices back.

LOOKING AT PERFORMANCE

While the stock market's first-half returns were more modest than those in 2003, we continued to see lower-quality, small-capitalization stocks lead the market. Although investors were certainly more cautious, they were still anticipating the economic recovery to extend into the back half of the year. Given that scenario, investors' focus remained on the lower-quality, small-cap names that have more upside potential in an improving economy. As a result, high-quality, large-capitalization stocks -- the cornerstone of the Fund's investment strategy -- continued to lag behind.

"...stocks only
 inched up slightly
 in the first half
 of 2004."

For the six months ended June 30, 2004, John Hancock Sovereign Investors Fund's Class A, Class B, Class C, Class I and Class R shares returned 1.11%, 0.75%, 0.75%, 1.38% and 0.87%, respectively, at net asset value.
By comparison, the average large-cap core fund returned 2.03%, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for historical performance information.

[Photos of John Snyder, Peter Schofield and Barry Evans flush right at top of page.]

FINANCIAL STOCKS DECLINE WHILE CONSUMER STAPLES RISE

Some of the Fund's best-performing stocks from last year were our biggest disappointments in the first half of this year. Our financial holdings that are directly impacted by the capital markets -- particularly Citigroup, Morgan Stanley and State Street Corp. -- were hurt by the stock market's slump in April and May. In our view, this was a temporary setback, not an issue with underlying fundamentals. In fact, we viewed the decline as an opportunity to increase our holdings in these stocks. We firmly believe the capital markets will improve in the back half of the year, assuming stocks continue their upward trend and merger and acquisition activity picks up. In the consumer discretionary sector, we also saw some of last year's big winners disappoint. In particular, our holding in Omnicom -- one of the world's largest advertising holding companies -- lost ground. With the refinancing boom on its last legs, there's widespread concern that consumer spending will slow in the months ahead and that this will negatively impact corporate advertising budgets.

On the positive side, basic materials and industrial stocks turned in solid returns. As we discussed earlier, investors kept their focus on more economically sensitive stocks, and that benefited companies such as Praxair and Illinois Tool Works. In the consumer staples area, Avon and PepsiCo were strong performers, fueled by their better-than-expected earnings.

"...basic materials and
 industrial stocks turned in
 solid returns."

INCREASING ENERGY STOCKS, INDUSTRIAL HOLDINGS

During the first half of the year, we continued to increase our holdings in energy stocks, due to the very favorable supply/demand situation in the sector. With a resurgent world economy, demand has picked up. On the supply side, companies are finding it increasingly difficult to replace their reserves, keeping oil in tight supply. Although oil prices have pulled back from their all-time highs reached in May, we don't think they're likely to go back to their historic levels of low $20s per barrel.

There's a good chance prices will hover in the high $20s or even low $30s for the foreseeable future. We've also continued to add to our industrial holdings. Valuations in the sector remain very attractive. What's more, cost-cutting initiatives and restructuring at companies such as Dover Corp. and Emerson Electric will be leveraged to the bottom line as the economy continues to improve.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Banks--United States 11%, the second is Computers 10%, the third is Diversified operations 8%, the fourth is Medical 8% and the fifth is Oil & gas 8%.]

OUTLOOK

In the near term, we expect the market to remain choppy for several reasons. First is the threat of rising inflation. Investors will be watching closely to see if the Fed can manage to keep inflation under control without putting the brakes on the economic recovery. What's more, uncertainty about the outcome of the upcoming U.S. presidential election is likely to keep investors on edge.

That said, we believe that there are several important positives in the market. First of all, corporate earnings and the economy are likely to continue their upward trend, albeit at a slower rate. In addition, corporate spending -- which has been minimal to

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 6-30-04." The chart is divided into five sections (from top to left): Common stocks 97% and Short-term investments & other 3%.]

date -- will eventually pick up. As a whole, corporations have been very judicious in their spending and built up big cash reserves on their balance sheets. With consumer spending on the downturn, we expect corporate spending to fuel economic growth going forward.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "PERIOD'S PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Citigroup followed by a down arrow with the phrase "Fears of downturn in capital markets." The second listing is Praxair followed by an up arrow with the phrase "Benefited from improving economy." The third listing is Avon followed by an up arrow with the phrase "Better-than-expected earnings."]

Finally, as we discussed in the annual report last December, we believe that the market is primed for a rotation out of lower-quality, small-cap stocks and into large, high-quality names. After a long period of outperformance, lower-quality, small-cap stocks are starting to look expensive relative to higher-quality, large-capitalization stocks. Moreover, now that the recovery is well under way, investors will begin to anticipate a slower rate of economic growth and that will ultimately lead them to higher-quality names.

"...we believe that the mar
 ket is primed for a rotation
 out of lower-quality, small-
 cap stocks and into large,
 high-quality names."

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. The managers' statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

A LOOK AT
PERFORMANCE

For the period ended
June 30, 2004

                    Class A      Class B      Class C      Class I 1   Class R 1
Inception date       5-1-36       1-3-94       5-1-98      12-1-03      8-5-03

Average annual returns with maximum sales charge (POP)
One year               7.62%        7.47%       10.34%          --          --
Five years            -1.78%       -1.78%       -1.67%          --          --
Ten years              8.51%        8.44%          --           --          --
Since inception          --           --         0.32%          --          --

Cumulative total returns with maximum sales charge (POP)
Six months            -3.96%       -4.25%       -1.25%        1.38%       0.87%
One year               7.62%        7.47%       10.34%          --          --
Five years            -8.60%       -8.59%       -8.05%          --          --
Ten years            126.36%      124.76%          --           --          --
Since inception          --           --         1.97%        5.21%      13.82%

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I and Class R shares. Effective July 15, 2004, the 1% up-front sales charge on Class C shares was eliminated. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 For certain types of investors as described in the Fund's Class I and Class R share prospectuses.

GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Standard & Poor's 500 Index.

              Cum Value    Cum Value      S & P
               of $10K       of $10K       500
Plot Date     (No Load)     (W/Load)      Index
7-31-94        $10,302       $9,784      $10,328
12-31-94        10,327        9,809       10,487
6-30-95         11,887       11,289       12,607
12-31-95        13,338       12,668       14,428
6-30-96         14,536       13,806       15,885
12-31-96        15,681       14,894       17,741
6-30-97         18,271       17,353       21,397
12-31-97        20,251       19,234       23,660
6-30-98         21,987       20,883       27,851
12-31-98        23,414       22,237       30,421
6-30-99         24,773       23,529       34,188
12-31-99        24,798       23,552       36,823
6-30-00         23,682       22,492       36,667
12-31-00        25,811       24,514       33,470
6-30-01         24,813       23,566       31,229
12-31-01        24,247       23,029       29,492
6-30-02         21,624       20,538       25,611
12-31-02        19,717       18,727       22,974
6-30-03         21,044       19,986       25,676
12-31-03        23,572       22,388       29,564
6-30-04         23,834       22,636       30,582

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Standard & Poor's 500 Index and is equal to $30,582 as of June 30, 2004. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Sovereign Investors Fund, without sales charge (NAV) and is equal to $23,834 as of June 30, 2004. The third bar represents the same hypothetical $10,000 investment made in the John Hancock Sovereign Investors Fund, with sales charge (POP) and is equal to $22,636 as of June 30, 2004.

                              Class B 1    Class C 1    Class I 2    Class R 2
Period beginning              6-30-94       5-1-98      12-1-03       8-5-03
Without sales charge          $22,476      $10,301      $10,521      $11,382
With maximum sales charge     $22,476      $10,197      $10,521      $11,382
Index                         $30,582      $11,138      $10,765      $12,005

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B, Class C, Class I and Class R shares, respectively, as of June 30, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Standard & Poor's 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

1 No contingent deferred sales charge applicable.

2 For certain types of investors as described in the Fund's Class I and Class R share prospectuses.

FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
June 30, 2004
(unaudited)

This schedule is divided into three main categories: common stocks, preferred stocks and short-term investments. The common and preferred stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


ISSUER                                                                                       SHARES             VALUE
COMMON STOCKS 95.06%                                                                                   $1,203,461,867
(Cost $883,665,178)

Advertising 2.11%                                                                                          26,686,719
Omnicom Group, Inc. +                                                                       351,650        26,686,719

Aerospace 3.74%                                                                                            47,349,740
General Dynamics Corp. +                                                                    200,000        19,860,000
United Technologies Corp. +                                                                 300,500        27,489,740

Banks -- United States 11.46%                                                                             145,024,606
Bank of America Corp.                                                                       303,800        25,707,556
Bank of New York Co., Inc. (The)                                                            750,000        22,110,000
J.P. Morgan Chase & Co.                                                                     450,000        17,446,500
Mellon Financial Corp.                                                                      502,100        14,726,593
State Street Corp. +                                                                        301,350        14,778,204
U.S. Bancorp                                                                                680,100        18,743,556
Wachovia Corp.                                                                              253,000        11,258,500
Wells Fargo & Co. +                                                                         353,900        20,253,697

Beverages 2.83%                                                                                            35,820,771
PepsiCo, Inc. +                                                                             664,825        35,820,771

Broker Services 3.40%                                                                                      43,070,922
Goldman Sachs Group, Inc. (The) +                                                           203,100        19,123,896
Morgan Stanley                                                                              453,800        23,947,026

Chemicals 2.95%                                                                                            37,347,778
Praxair, Inc.                                                                               935,800        37,347,778

Computers 10.06%                                                                                          127,417,629
Cisco Systems, Inc.*                                                                      1,509,780        35,781,786
Dell, Inc.*                                                                                 410,000        14,686,200
Hewlett-Packard Co.                                                                       1,066,900        22,511,590
International Business Machines Corp.                                                       302,300        26,647,745
Microsoft Corp.                                                                             973,050        27,790,308

Cosmetics & Personal Care 1.84%                                                                            23,254,560
Avon Products, Inc. +                                                                       504,000        23,254,560

See notes to
financial statements.


8


FINANCIAL STATEMENTS


ISSUER                                                                                       SHARES             VALUE
Diversified Operations 8.14%                                                                             $103,045,310
3M Co. +                                                                                    401,950        36,179,520
General Electric Co.                                                                      1,068,350        34,614,540
Illinois Tool Works, Inc.                                                                   225,000        21,575,250
Johnson Controls, Inc.                                                                      200,000        10,676,000

Electronics 4.41%                                                                                          55,840,400
Analog Devices, Inc. +                                                                      400,000        18,832,000
Emerson Electric Co.                                                                        250,000        15,887,500
Intel Corp. +                                                                               765,250        21,120,900

Finance 6.57%                                                                                              83,229,357
American Express Co. +                                                                      401,850        20,647,053
Citigroup, Inc.                                                                             869,457        40,429,751
MBNA Corp.                                                                                  858,959        22,152,553

Insurance 6.83%                                                                                            86,510,483
AFLAC, Inc. +                                                                               549,350        22,418,973
American International Group, Inc.                                                          607,720        43,318,282
Hartford Financial Services Group, Inc. (The)                                               302,200        20,773,228

Manufacturing 2.35%                                                                                        29,739,440
Dover Corp. +                                                                               706,400        29,739,440

Media 1.72%                                                                                                21,714,188
Viacom, Inc. (Class B)*                                                                     607,900        21,714,188

Medical 8.16%                                                                                             103,256,065
Abbott Laboratories                                                                         701,700        28,601,292
Johnson & Johnson +                                                                         357,850        19,932,245
Medtronic, Inc. +                                                                           404,570        19,710,650
Pfizer, Inc.                                                                              1,021,350        35,011,878

Oil & Gas 7.43%                                                                                            94,088,657
BP Plc, American Depositary Receipt (United Kingdom)+                                       751,500        40,257,855
ChevronTexaco Corp. +                                                                       201,150        18,930,226
Exxon Mobil Corp.                                                                           785,872        34,900,576

Retail 5.73%                                                                                               72,534,463
Lowe's Cos., Inc. +                                                                         354,200        18,613,210
SYSCO Corp. +                                                                               283,200        10,158,384
Target Corp.                                                                                553,900        23,524,133
Wal-Mart Stores, Inc.                                                                       383,600        20,238,736

Soap & Cleaning Products 2.38%                                                                             30,190,246
Procter & Gamble Co. (The) +                                                                554,560        30,190,246

Telecommunications 1.15%                                                                                   14,615,331
Verizon Communications, Inc. +                                                              403,850        14,615,331

Tobacco 1.80%                                                                                              22,725,202
Altria Group, Inc.                                                                          454,050        22,725,202


9


FINANCIAL STATEMENTS


                                                                           CREDIT
ISSUER                                                                     RATING**     SHARES                  VALUE
PREFERRED STOCKS 0.54%                                                                                     $6,840,000
(Cost $6,000,000)

Oil & Gas 0.54%
Lasmo America Ltd., 8.15% (R)                                                    A+          60,000         6,840,000


                                                                           INTEREST       PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                         RATE       (000S OMITTED)            VALUE
SHORT-TERM INVESTMENTS 22.37%                                                                            $283,233,979
(Cost $283,233,979)

Joint Repurchase Agreement 5.33%
Investment in a joint repurchase agreement
transaction with UBS Warburg, Inc. -- Dated
06-30-04, due 07-01-04 (secured by
U.S. Treasury Inflation Indexed Bonds 3.625%
due 04-15-28 and 3.375% due 04-15-32,
U.S. Treasury Inflation Indexed Note 2.000%
due 01-15-14)                                                                 1.300%         67,453        67,453,000


                                                                                        SHARES
Cash Equivalents 17.04%
AIM Cash Investment Trust***                                                            215,780,979       215,780,979

TOTAL INVESTMENTS 117.97%                                                                              $1,493,535,846

OTHER ASSETS AND LIABILITIES, NET (17.97%)                                                              ($227,519,989)

TOTAL NET ASSETS 100.00%                                                                               $1,266,015,857

  + All or a portion of this security is on loan on June 30, 2004.

  * Non-income-producing security.

 ** Credit ratings are unaudited and provided by Moody's Investors
    Service where Standard and Poor's ratings are not available.

*** Represents investment of securities lending collateral.

(R) This security is exempt from registration under rule 144A of the Securities Act of 1933. Such security may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $6,840,000 or 0.54% of the Fund's net assets as of June 30, 2004.

    Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.

FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

June 30, 2004
(unaudited)

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $1,172,899,157)
including $212,384,646 of securities loaned                    $1,493,535,846
Cash                                                                      585
Receivable for shares sold                                            141,200
Dividends and interest receivable                                   1,361,822
Other assets                                                          348,487

Total assets                                                    1,495,387,940

LIABILITIES
Payable for investments purchased                                   9,918,905
Payable for shares repurchased                                        840,539
Payable upon return of securities loaned                          215,780,979
Payable to affiliates
Management fees                                                     1,847,730
Distribution and service fees                                          80,570
Other                                                                 491,133
Other payables and accrued expenses                                   412,227

Total liabilities                                                 229,372,083

NET ASSETS
Capital paid-in                                                   957,672,493
Accumulated net realized loss on investments                      (12,136,485)
Net unrealized appreciation of investments                        320,636,689
Distributions in excess of net investment income                     (156,840)

Net assets                                                     $1,266,015,857

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding -- the Fund has an unlimited number of shares authorized with no par value
Class A ($963,118,476 [DIV] 50,977,957 shares)                         $18.89
Class B ($269,794,521 [DIV] 14,311,306 shares)                         $18.85
Class C ($30,148,527 [DIV] 1,597,282 shares)                           $18.87
Class I ($2,839,707 [DIV] 150,306 shares)                              $18.89
Class R ($114,626 [DIV] 6,064 shares)                                  $18.90

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($18.89 [DIV] 95%)                                           $19.88
Class C 2 ($18.87 [DIV] 99%)                                           $19.06

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

2 The up-front sales charge on Class C has been eliminated, effective
  July 15, 2004.

See notes to
financial statements.

FINANCIAL STATEMENTS

OPERATIONS

For the period ended
June 30, 2004
(unaudited) 1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in oper
ating the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $71,528)           $11,511,335
Interest                                                              309,565
Securities lending                                                    212,573

Total investment income                                            12,033,473

EXPENSES
Investment management fees                                          3,770,550
Class A distribution and service fees                               1,465,295
Class B distribution and service fees                               1,460,777
Class C distribution and service fees                                 154,936
Class R distribution and service fees                                     283
Class A, B and C transfer agent fees                                1,720,952
Class I transfer agent fees                                               795
Class R transfer agent fees                                               292
Accounting and legal services fees                                    179,545
Custodian fees                                                         79,185
Printing                                                               71,412
Miscellaneous                                                          34,958
Registration and filing fees                                           33,585
Professional fees                                                      30,185
Trustees' fees                                                         25,876
Securities lending fees                                                 5,222

Total expenses                                                      9,033,848
Less expense reduction                                                 (1,850)

Net expenses                                                        9,031,998

Net investment income                                               3,001,475

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain on investments                                   18,619,689
Change in net unrealized appreciation (depreciation)
of investments                                                     (7,895,535)

Net realized and unrealized gain                                   10,724,154

Increase in net assets from operations                            $13,725,629

1 Semiannual period from 1-1-04 through 6-30-04.

See notes to
financial statements.

FINANCIAL STATEMENTS

CHANGES IN
NET ASSETS

These Statements
of Changes in
Net Assets show
how the value
of the Fund's
net assets has
changed during
the last two
periods. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses,
distributions, if
any, paid to
shareholders and
any increase or
decrease in
money share-
holders invested
in the Fund.

                                                       YEAR          PERIOD
                                                      ENDED           ENDED
                                                   12-31-03         6-30-04 1
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                            $8,244,613      $3,001,475
Net realized gain                                67,448,183      18,619,689
Change in net unrealized
appreciation (depreciation)                     146,714,750      (7,895,535)

Increase in net assets resulting
from operations                                 222,407,546      13,725,629

Distributions to shareholders
From net investment income
Class A                                          (7,843,026)     (2,952,277)
Class B                                            (657,965)             --
Class C                                             (48,204)             --
Class I 2                                            (6,065)        (17,886)
Class R 2                                               (85)            (83)
                                                 (8,555,345)     (2,970,246)
From Fund share transactions                   (125,005,045)    (93,437,358)

NET ASSETS
Beginning of period                           1,259,850,676   1,348,697,832

End of period 3                              $1,348,697,832  $1,266,015,857

1 Semiannual period from 1-1-04 through 6-30-04. Unaudited.

2 Class I and Class R shares began operations on 12-1-03 and 8-5-03, respectively.

3 Includes distributions in excess of net investment income of $188,069 and $156,840, respectively.

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.


PERIOD ENDED                                          12-31-99 1  12-31-00 1  12-31-01 1,2 12-31-02 1  12-31-03     6-30-04 3
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                                     $24.23      $24.51      $23.35       $19.88      $15.81      $18.74
Net investment income 4                                   0.30        0.33        0.32         0.24        0.14        0.06
Net realized and unrealized
gain (loss) on investments                                1.11        0.61       (1.77)       (3.94)       2.93        0.15
Total from
investment operations                                     1.41        0.94       (1.45)       (3.70)       3.07        0.21
Less distributions
From net investment income                               (0.35)      (0.33)      (0.37)       (0.25)      (0.14)      (0.06)
From net realized gain                                   (0.78)      (1.77)      (1.65)       (0.12)         --          --
                                                         (1.13)      (2.10)      (2.02)       (0.37)      (0.14)         --
Net asset value,
end of period                                           $24.51      $23.35      $19.88       $15.81      $18.74      $18.89
Total return 5 (%)                                        5.91        4.10       (6.06)      (18.68)      19.55        1.11 6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                           $1,788      $1,446      $1,217         $908        $998        $963
Ratio of expenses
to average net assets (%)                                 1.05        1.08        1.10         1.17        1.24        1.21 7
Ratio of net investment income
to average net assets (%)                                 1.21        1.44        1.50         1.36        0.85        0.63 7
Portfolio turnover (%)                                      64          46          76           85          47          10

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS B SHARES


PERIOD ENDED                                          12-31-99 1  12-31-00 1  12-31-01 1,2  12-31-02 1  12-31-03     6-30-04 3
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                                     $24.20      $24.48      $23.31        $19.86      $15.79      $18.71
Net investment income 4                                   0.13        0.17        0.17          0.12        0.03       (0.01)
Net realized and unrealized
gain (loss) on investments                                1.11        0.60       (1.76)        (3.94)       2.92        0.15
Total from
investment operations                                     1.24        0.77       (1.59)        (3.82)       2.95        0.14
Less distributions
From net investment income                               (0.18)      (0.17)      (0.21)        (0.13)      (0.03)         --
From net realized gain                                   (0.78)      (1.77)      (1.65)        (0.12)         --          --
                                                         (0.96)      (1.94)      (1.86)        (0.25)      (0.03)         --
Net asset value,
end of period                                           $24.48      $23.31      $19.86        $15.79      $18.71      $18.85
Total return 5 (%)                                        5.20        3.32       (6.66)       (19.29)      18.75        0.75 6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                             $820        $663        $551          $328        $315        $270
Ratio of expenses
to average net assets (%)                                 1.73        1.78        1.80          1.87        1.94        1.91 7
Ratio of net investment income
to average net assets (%)                                 0.54        0.75        0.80          0.65        0.16       (0.07) 7
Portfolio turnover (%)                                      64          46          76            85          47          10


See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS C SHARES


PERIOD ENDED                                          12-31-99 1  12-31-00 1  12-31-01 1,2  12-31-02 1  12-31-03     6-30-04 3
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                                     $24.22      $24.50      $23.33        $19.88      $15.81      $18.73
Net investment income 4                                   0.13        0.18        0.17          0.12        0.03       (0.01)
Net realized and unrealized
gain (loss) on investments                                1.10        0.59       (1.76)        (3.94)       2.92        0.15
Total from
investment operations                                     1.23        0.77       (1.59)        (3.82)       2.95        0.14
Less distributions
From net investment income                               (0.17)      (0.17)      (0.21)        (0.13)      (0.03)         --
From net realized gain                                   (0.78)      (1.77)      (1.65)        (0.12)         --          --
                                                         (0.95)      (1.94)      (1.86)        (0.25)      (0.03)         --
Net asset value,
end of period                                           $24.50      $23.33      $19.88        $15.81      $18.73      $18.87
Total return 5 (%)                                        5.17        3.32       (6.66)       (19.27)      18.73        0.75 6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                              $11         $12         $17           $24         $32         $30
Ratio of expenses
to average net assets (%)                                 1.75        1.79        1.80          1.87        1.94        1.91 7
Ratio of net investment income
to average net assets (%)                                 0.51        0.76        0.82          0.67        0.14       (0.07) 7
Portfolio turnover (%)                                      64          46          76            85          47          10

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS I SHARES


PERIOD ENDED                                          12-31-03 8   6-30-04 3
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                                     $18.09      $18.74
Net investment income 4                                   0.01        0.11
Net realized and unrealized
gain on investments                                        067        0.15
Total from
investment operations                                     0.68        0.26
Less distributions
From net investment income                               (0.03)      (0.11)
Net asset value,
end of period                                           $18.74      $18.89
Total return 5 (%)                                        3.78 6      1.38 6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                               $3          $3
Ratio of expenses
to average net assets (%)                                 0.70 7      0.70 7
Ratio of net investment income
to average net assets (%)                                 0.92 7      1.14 7
Portfolio turnover (%)                                      47          10

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS R SHARES


PERIOD ENDED                                          12-31-03 8   6-30-04 3
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                                     $16.63      $18.75
Net investment income 4                                   0.02        0.02
Net realized and unrealized
gain on investments                                       2.11        0.14
Total from
investment operations                                     2.13        0.16
Less distributions
From net investment income                               (0.01)      (0.01)
Net asset value,
end of period                                           $18.75      $18.90
Total return 5 (%)                                       12.84 6      0.87 6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                               -- 9        -- 9
Ratio of expenses
to average net assets (%)                                 1.69 7      1.67 7
Ratio of net investment income
to average net assets (%)                                 0.27 7      0.18 7
Portfolio turnover (%)                                      47          10

1 Audited by previous auditor.

2 As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change on per share amounts for the year ended December 31, 2001, was to decrease net investment income per share by $0.01, decrease net realized and unrealized losses per share by $0.01, and, had the Fund not made these changes to amortization and accretion, the ratio of net investment income to average net assets would have been 1.53%, 0.83% and 0.85% for Class A, Class B and Class C shares, respectively. Per share ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

3 Semiannual period from 1-1-04 through 6-30-04. Unaudited.

4 Based on the average of the shares outstanding.

5 Assumes dividend reinvestment and does not reflect the effect of sales charges.

6 Not annualized.

7 Annualized.

8 Class I and Class R shares began operations on 12-1-03 and 8-5-03, respectively.

9 Less than $500,000.

See notes to
financial statements.

NOTES TO
STATEMENTS

Unaudited

NOTE A
Accounting policies

John Hancock Sovereign Investors Fund (the "Fund") is a diversified series of John Hancock Investment Trust, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to provide long-term growth of capital and of income without assuming undue market risks.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C, Class I and Class R shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. Investments in AIM Cash Investment Trust are valued at their net asset value each business day.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of John Hancock Financial Services, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I and Class R shares, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate, with other funds managed by the Adviser, in an unsecured line of credit with banks, which permits borrowings of up to $250 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit, and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the period ended June 30, 2004.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At June 30, 2004, the Fund loaned securities having a market value of $212,384,646 collateralized by cash in the amount of $215,780,979. The cash collateral was invested in a short-term instrument. Securities lending expenses are paid by the Fund to the Adviser.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $29,820,433 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: December 31, 2009 -- $4,063,884 and December 31, 2010 -- $25,756,549. Availability of a
certain amount of the loss carryforward, which was acquired on December 5, 2003, in a merger with John Hancock Dividend Performers Fund and on December 19, 2003, in a merger with John Hancock Large Cap Spectrum Fund, may be limited in a given year.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a quarterly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.60% of the first $750,000,000 of the Fund's average daily net asset value, (b) 0.55% of the next $750,000,000, (c) 0.50% of the next
$1,000,000,000 and (d) 0.45% of the Fund's average daily net asset value in excess of $2,500,000,000.

The Fund has an agreement with its custodian bank, under which custody fees are reduced by brokerage commission offsets applied during the period. Accordingly, the expense reductions related to custody fee offsets amounted to $1,850, and had no impact on the Fund's ratio of expenses to average net assets, for the period ended June 30, 2004.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B, Class C and Class R pursuant to Rule 12b-1 under the Investment Company Act of 1940, to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net asset value, and 1.00% of Class B and Class C average daily net asset value and 0.50% of Class R average daily net asset value. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances. In addition, under a Service Plan for Class R shares, the Fund pays up to 0.25% of Class R average daily net asset value for certain other services.

Class A shares are assessed up-front sales charges. During the period ended June 30, 2004, JH Funds received net up-front sales charges of $352,516 with regard to sales of Class A shares. Of this amount, $53,664 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $168,151 was paid as sales commissions to unrelated broker-dealers and $130,701 was paid as sales commissions to sales personnel of Signator

Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. Prior to July 15, 2004, Class C shares were assessed up-front sales charges. During the period ended June 30, 2004, JH Funds received net up-front sales charges of $6,133 with regard to sales of Class C shares. Of this amount, $5,562 was paid as sales commissions to unrelated broker-dealers and $571 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the period ended June 30, 2004, CDSCs received by JH Funds amounted to $223,412 for Class B shares and $5,541 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. For Class A, Class B and Class C shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of Class, A, Class B and Class C average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. For Class I shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of Class I shares average daily net asset value. For Class R shares the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of Class R shares average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses. Signature Services agreed to voluntarily reduce the Fund's asset-based portion of the transfer agent fee if the total transfer agent fee exceeds the Lipper Inc. median transfer agency fee for comparable mutual funds by 0.05%. There were no transfer agent fee reductions during the period ended June 30, 2004. Signature Services reserves the right to terminate this limitation at any time.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period amounted to $179,545. The Fund also paid the Adviser the amount of $250 for certain publishing services, included in the printing fees.

The Adviser and other subsidiaries of JHLICo owned 6,013 Class R shares of beneficial interest of the Fund on June 30, 2004.

Mr. James A. Shepherdson is a director and/or officer of the Adviser and/or its affiliates, as well as Trustee of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, issued in reorganization, reinvested and repurchased during the last two periods, along with the corresponding dollar value.


                                      YEAR ENDED 12-31-03            PERIOD ENDED 6-30-04 1
                                   SHARES          AMOUNT          SHARES          AMOUNT
CLASS A SHARES
Sold                            4,643,771     $77,739,452       2,344,505     $44,000,844
Issued in reorganization          296,515       5,459,225              --              --
Distributions reinvested          436,393       7,289,569         147,415       2,745,224
Repurchased                    (9,520,403)   (158,413,445)     (4,762,397)    (89,787,629)
Net decrease                   (4,143,724)   ($67,925,199)     (2,270,477)   ($43,041,561)

CLASS B SHARES
Sold                            1,869,578     $31,054,264         624,125     $11,744,882
Issued in reorganization          410,483       7,546,036              --              --
Distributions reinvested           39,765         629,290              --              --
Repurchased                    (6,231,340)   (103,247,635)     (3,171,194)    (59,416,574)
Net decrease                   (3,911,514)   ($64,018,045)     (2,547,069)   ($47,671,692)

CLASS C SHARES
Sold                              979,404     $15,872,067         123,344      $2,316,372
Issued in reorganization          234,085       4,308,754              --              --
Distributions reinvested            2,850          45,182              --              --
Repurchased                    (1,043,125)    (16,690,873)       (233,843)     (4,408,491)
Net increase (decrease)           173,214      $3,535,130        (110,499)    ($2,092,119)

CLASS I SHARES 2
Sold                                1,251         $22,806          19,520        $368,189
Issued in reorganization          182,662       3,294,569              --              --
Distributions reinvested              330           6,027             956          17,759
Repurchased                        (1,095)        (20,333)        (53,318)     (1,018,885)
Net increase (decrease)           183,148      $3,303,069         (32,842)      ($632,937)

CLASS R SHARES 2
Sold                                6,013        $100,000              51            $951
Net increase                        6,013        $100,000              51            $951

NET DECREASE                   (7,692,863)  ($125,005,045)     (4,960,836)   ($93,437,358)


1 Semiannual period from 1-1-04 through 6-30-04. Unaudited.

2 Class I and Class R shares began operations on 12-1-03 and 8-5-03, respectively.

NOTE D
Investment
transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the period ended June 30, 2004, aggregated $121,704,351 and $195,285,220, respectively.

The cost of investments owned on June 30, 2004, including short-term investments, for federal income tax purposes, was $1,173,818,633. Gross unrealized appreciation and depreciation of investments aggregated $331,917,367 and $12,200,154, respectively, resulting in net unrealized appreciation of $319,717,213. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

NOTE E
Reorganization

On December 3, 2003, the shareholders of the John Hancock Dividend Performers Fund ("Dividend Performers Fund") approved an Agreement and Plan of Reorganization, which provided for the transfer of substantially all of the assets and liabilities of the Dividend Performers Fund in exchange solely for Class I shares of the Fund. The acquisition was accounted for as a tax-free exchange of 182,662 Class I shares of the Fund for the net asset value of the Dividend Performers Fund, which amounted to $3,294,569, including $485,073 of unrealized appreciation of investments, after the close of business on December 5, 2003.

On December 17, 2003, the shareholders of the John Hancock Large Cap Spectrum Fund ("Large Cap Spectrum Fund") approved an Agreement and Plan of Reorganization, which provided for the transfer of substantially all of the assets and liabilities of the Large Cap Spectrum Fund in exchange for Class A, Class B and Class C shares of the Fund. The acquisition was accounted for as a tax-free exchange of 296,515 Class A shares, 410,483 Class B shares and 234,085 Class C shares, respectively, of the Fund for the net assets of the Large Cap Spectrum Fund, which amounted to $5,459,225, $7,546,036 and $4,308,754 for Class A, Class B and Class C
shares, respectively, of the Large Cap Spectrum Fund, including $1,575,967 of unrealized appreciation of investments, after the close of business on December 19, 2003.

FOR YOUR
INFORMATION

TRUSTEES

Charles L. Ladner, Chairman*
James F. Carlin
William H. Cunningham
Ronald R. Dion
Steven R. Pruchansky
James A. Shepherdson
Lt. Gen. Norman H. Smith,  USMC (Ret.)
John P. Toolan*

*Members of the Audit Committee

OFFICERS

James A. Shepherdson
President and Chief Executive Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President and Secretary

William H. King
Vice President and Treasurer

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL

Wilmer Cutler Pickering  Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803



HOW TO
CONTACT US

On the Internet                      www.jhfunds.com

By regular mail                      John Hancock Signature Services, Inc.
                                     1 John Hancock Way, Suite 1000
                                     Boston, MA 02217-1000

By express mail                      John Hancock Signature Services, Inc.
                                     Attn: Mutual Fund Image Operations
                                     529 Main Street
                                     Charlestown, MA 02129

Customer service representatives     1-800-225-5291

24-hour automated information        1-800-338-8080

TDD line                             1-800-554-6713

The Fund's proxy voting policies and procedures are available without charge, upon request:

By phone                             1-800-225-5291

On the Fund's Web site               www.jhfunds.com/proxy

On the SEC's Web site                www.sec.gov

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Sovereign Investors Fund.


290SA  6/04
       8/04

JOHN HANCOCK
Balanced Fund

6.30.2004

Semiannual Report

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

[A photo of James A. Shepherdson, Chairman, President and Chief Executive Officer of John Hancock Funds, LLC flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Manager's report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 14

For your information
page 29


To Our Shareholders,

I am pleased to be writing to you as Chairman, President and Chief Executive Officer of John Hancock Funds, LLC.

As you may know, John Hancock Financial Services, Inc. -- the parent company of John Hancock Funds -- was acquired by Manulife Financial Corporation on April 28, 2004. Although this change has no impact on the mutual funds you have invested in, it did bring with it some changes in the executive-level management of John Hancock Funds. Specifically, Maureen Ford Goldfarb has decided to step down as Chairman, President and Chief Executive Officer of John Hancock Funds, LLC in order to pursue personal interests, and I was named her replacement. Since her appointment in January 2000, Maureen has provided John Hancock Funds with strong leadership and steady guidance through several years of extremely turbulent market and industry conditions.

Additionally, on May 12, 2004, your fund's Board of Trustees appointed me to the roles of Trustee, President and Chief Executive Officer of your fund. On June 15, 2004, the board also appointed Charles L. Ladner as independent Chairman of the Board of Trustees, a position previously held by Ms. Goldfarb. This appointment came just in advance of new SEC regulations requiring all mutual funds to have independent chairmen.

As to our backgrounds, I have been in the investment business for over 25 years, most recently as President of Retirement Services at John Hancock Financial Services. My responsibilities included developing and directing the sale of John Hancock's variable and fixed annuity products through a diverse distribution network of banks and broker-dealers -- including wirehouses, regional brokerage houses and financial planners.

Mr. Ladner has served as an independent member of John Hancock Funds' Board of Trustees since 1992 and formerly held the position of Senior Vice President and Chief Financial Officer of UGI Corporation, a public utility holding company in Valley Forge, PA, until his retirement in 1998. He brings a wealth of knowledge, experience and leadership and we are delighted to have him serve as Chairman.

Although there has been change in executive-level management, the one thing that never wavers is John Hancock Funds' commitment to placing the needs of our shareholders above all else. We are all dedicated to the task of working with you and your financial advisor to help you reach your long-term financial goals.

Sincerely,

/S/ JAMES A. SHEPHERDSON

James A. Shepherdson,
Chief Executive Officer

This commentary reflects the CEO's views as of June 30, 2004. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks
current income,
long-term growth
of capital and
income and preser-
vation of capital.
To pursue these
goals, the fund
allocates its invest-
ments among a
diversified mix
of debt and
equity securities.

Over the last six months

* The interest rate picture came into clearer focus, with rising rates cooling off the equity markets a bit in the second quarter.

* Energy stocks benefited from historically high oil and natural gas prices.

* Bonds suffered from rising interest rates, with Treasury securities bearing the brunt of price declines.

[Bar chart with heading "John Hancock Balanced Fund." Under the heading is a note that reads "Fund performance for the six months ended June 30, 2004." The chart is scaled in increments of 1% with 0% at the bottom and 2% at the top. The first bar represents the 1.06% total return for Class A. The second bar represents the 0.71% total return for Class B. The third bar represents the 0.70% total return for Class C and the fourth bar represents the 1.44% total return for Class I. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 2.8%   Midland Funding Corp. II
 2.7%   General Electric Co.
 2.7%   Lasmo America Ltd., 8.15%
 2.5%   Microsoft Corp.
 2.5%   Citigroup, Inc.
 2.4%   Morgan Stanley
 2.3%   Pfizer, Inc.
 2.0%   Financing Corp.
 1.9%   CalEnergy Co., Inc.
 1.9%   Exxon Mobil Corp.

As a percentage of net assets on June 30, 2004.

BY ROGER C. HAMILTON, PORTFOLIO MANAGER

MANAGER'S
REPORT

JOHN HANCOCK
Balanced Fund

Stocks began 2004 with a bang, with technology shares leading the charge through the first quarter. During that time, stocks of lower-quality companies fared best, because investors felt confident that any economic improvement would be widespread and benefit even the weakest firms. The market anticipated better economic conditions brought on by sustained, historically low interest rates supported by the Federal Reserve Board, which early in the year highlighted ongoing concerns related to possible deflation. However, the backdrop started to shift as we entered the second quarter. In early April, the employment report showed the creation of 300,000 new jobs in March, unleashing concerns that the Fed could move soon to raise short-term interest rates in order to temper economic growth and control inflation. Market rates started to rise in anticipation of the Fed's late-June meeting, at which the Board raised the benchmark fed funds target rate to 1.25%. Other factors that held stocks back in the second quarter included a slowdown in technology spending and the Chinese government's attempt to slow that torrid economy before inflation became a problem. In the second quarter, stocks of companies that would be hurt most by rising interest rates or slower economic growth tended to struggle. Overall, stocks moved only modestly during the first half of 2004, as the Standard & Poor's 500 Index rose 3.44%.

"...stocks moved only
 modestly during the
 first half of 2004..."

PERFORMANCE OVERVIEW

For the six months ended June 30, 2004, John Hancock Balanced Fund's Class A, Class B, Class C and Class I shares returned 1.06%, 0.71%, 0.70% and 1.44%, respectively, at net asset value. For the same period, the average balanced fund returned 1.79%, according to Lipper, Inc.1 Remember that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for historical performance information.

[Photo of Roger Hamilton flush right at top of page.]

OVERWEIGHT IN EQUITIES; CONSUMER STAPLES BOOST FUND

The target allocation for the Fund is 60% equities and 40% bonds. However, during the period we maintained a weighting of approximately 70% equities and 30% bonds. We felt that the prospects for the equity market were better than for bonds, particularly since it was widely anticipated that interest rates would rise. This approach helped performance.

Stocks from the consumer staples sector also bolstered the Fund's performance. This sector tends to do well when rates are on the rise and prospects for stocks are uncertain, because the stocks therein tend to offer steady, if unexciting, earnings growth. Within this category, our investments in Avon Products and PepsiCo proved most fruitful. Avon benefited from increased international spending on beauty products, and PepsiCo profited from product innovation at its Frito-Lay subsidiary, the increasing popularity of non-carbonated soft drinks, and sales growth overseas.

"Stocks from the consumer
 staples sector also
 bolstered the
 Fund's performance."

Energy stocks proved helpful as well, with oil and natural gas prices reaching historical highs during the period. Exxon Mobil was a strong performer, benefiting from profitable refining margins. The Fund's investment in Devon Energy also added to performance. The vast acreage the company acquired in the Barnett Shale in Texas when it purchased Mitchell Energy proved to be far more valuable than originally expected, due to sustained high natural gas prices. Health-care stocks also helped the Fund, with HMO provider Aetna benefiting from solid pricing and Johnson & Johnson rebounding from depressed levels due to the solid quality of its earnings.

The Fund's slight relative underperformance arose from the difficulties encountered by some of its holdings in the consumer discretionary, industrial and financial sectors. In the first category, the stock of media conglomerate Viacom was hurt by a slow rebound in radio and broadcast television advertising spending. In addition, advertising holding company Omnicom struggled because advertising spending was weaker than anticipated. Within industrials, H&R Block suffered from weakness in its mortgage business, and railroad firm Union Pacific encountered staffing problems. The company cut back staff during the economic slowdown and has not been able to hire staff quickly enough to meet increased demand for its services. In the finance sector, Morgan Stanley lost market share for its investment banking business, and its brokerage business treaded water because capital market trading volumes did not rebound as expected.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Finance 10%, the second is Medical 10%, the third is Utilities 10%, the fourth is Computers 9% and the fifth is Oil & gas 9%.]

CONTINUED FOCUS ON CORPORATE BONDS

During the period, we continued to favor corporate bonds over comparable Treasuries. This approach proved beneficial, as corporates -- whose performance reflects the prospects of the issuing companies more than interest rate movements -- outperformed Treasuries in the rising-rate environment.

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 6-30-04." The chart is divided into five sections (from top to left): Common stocks 70%, Corporate bonds 16%, U.S. government & agency bonds 10%, Preferred stocks 3% and Short-term investments & other 1%.]

At the same time, the neutral stance we took with the Fund's duration slightly hurt its relative performance. Duration is the measure of a Fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the Fund's net asset value is to rate changes. Interest rates and bond prices move in opposite directions. The Fund's relative performance was tempered somewhat because our duration, while neutral, was slightly longer than that of our peers, who tended to take a more defensive positioning. We kept a neutral duration instead of a defensive stance because of the possibility that yields might fall if high gasoline prices acted like a tax and slowed consumer spending.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "PERIOD'S PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Viacom followed by a down arrow with the phrase "Weaker-than-expected rebound in advertising." The second listing is Morgan Stanley followed by a down arrow with the phrase "Trading volumes not as strong as anticipated." The third listing is Aetna followed by an up arrow with the phrase "Benefited from strong pricing trends."]

GOING FORWARD

We believe that the environment will be a positive one for the capital markets going forward. While growth in U.S. Gross Domestic Product may be slowing, it remains relatively healthy. If the Chinese economy slows measurably enough to influence U.S. firms doing business there, the slack may be picked up by Japan. Corporate earnings growth remains very strong. The risks to the economy lie in the possibility that higher inflation, albeit at rather tame levels, may translate into higher interest rates. In addition, it is unclear if recent weakness in technology spending is a sign of a broad slowdown or just a pause. We believe that the latter is the case, and that technology could continue its upward trend. Another area that bears watching is consumer spending, which could diminish if higher rates slow the mortgage-refinancing activity that has helped put cash into consumers' pockets. Further, continued high gas prices could act as a tax and limit the spending of low-income consumers.

"We believe that the
 environment will be a
 positive one for the capital
 markets going forward."

Our current positioning -- with a higher concentration in equities than our neutral target -- reflects our belief that stocks could outperform bonds through the rest of 2004, particularly if interest rates continue to rise amid signs of inflation. We anticipate eventually moving slowly back to a neutral 60% stocks/40% bonds position when bond yields become more attractive.

This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. The manager's statements reflect his own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

A LOOK AT
PERFORMANCE

For the period ended
June 30, 2004

                              Class A      Class B      Class C      Class I 1
Inception date                10-5-92      10-5-92       5-3-99       3-1-02

Average annual returns with maximum sales charge (POP)
One year                         4.16%        3.95%        6.90%       10.49%
Five years                      -2.81%       -2.84%       -2.70%          --
Ten years                        5.75%        5.72%          --           --
Since inception                    --           --        -2.84%       -0.11%

Cumulative total returns with maximum sales charge (POP)
Six months                      -4.02%       -4.29%       -1.27%        1.44%
One year                         4.16%        3.95%        6.90%       10.49%
Five years                     -13.29%      -13.41%      -12.78%          --
Ten years                       74.97%       74.37%          --           --
Since inception                    --           --       -13.81%       -0.26%

SEC 30-day yield as of June 30, 2004
                                 1.23%        0.65%        0.60%        1.95%

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule:
5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I shares. Effective July 15, 2004, the 1% up-front sales charge on Class C shares was eliminated. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 For certain types of investors as described in the Fund's Class I share prospectus.

GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in two separate indexes.

                                                   Lehman Brothers
              Cum Value    Cum Value      S & P      Government
               of $10K       of $10K       500       Credit/Bond
Plot Date     (No Load)     (W/Load)      Index        Index
7-31-94        $10,246       $9,732      $10,328      $10,200
12-31-94        10,164        9,655       10,487       10,086
6-30-95         11,488       10,912       12,607       11,276
12-31-95        12,627       11,993       14,428       12,027
6-30-96         13,297       12,630       15,885       11,801
12-31-96        14,158       13,449       17,741       12,376
6-30-97         15,635       14,851       21,397       12,716
12-31-97        17,102       16,245       23,660       13,584
6-30-98         18,364       17,443       27,851       14,151
12-31-98        19,499       18,521       30,421       14,871
6-30-99         20,176       19,165       34,188       14,532
12-31-99        20,258       19,242       36,823       14,552
6-30-00         19,568       18,587       36,667       15,160
12-31-00        19,888       18,890       33,470       16,276
6-30-01         19,160       18,199       31,229       16,847
12-31-01        18,848       17,903       29,492       17,660
6-30-02         16,426       15,602       25,611       18,236
12-31-02        15,420       14,647       22,974       19,609
6-30-03         16,794       15,952       25,676       20,634
12-31-03        18,229       17,315       29,564       20,524
6-30-04         18,421       17,497       30,582       20,486

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Standard & Poor's 500 Index and is equal to $30,582 as of June 30, 2004. The second line represents the Lehman Brothers Government/Credit Bond Index and is equal to $20,486 as of June 30, 2004. The third line represents the value of the hypothetical $10,000 investment made in the John Hancock Balanced Fund, without sales charge
(NAV) and is equal to $18,421 as of June 30, 2004. The fourth bar represents the same hypothetical $10,000 investment made in the John Hancock Balanced Fund, with sales charge (POP) and is equal to $17,497 as of June 30, 2004.

                                    Class B 1    Class C 1    Class I 2
Period beginning                    6-30-94       5-3-99       3-1-02
Without sales charge                $17,437       $8,708       $9,974
With maximum sales charge           $17,437       $8,619       $9,974
Index 1                             $30,582       $9,086      $10,493
Index 2                             $20,486      $13,899      $11,476

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B, Class C and Class I shares, respectively, as of June 30, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Standard & Poor's 500 Index -- Index 1 -- is an unmanaged index that includes 500 widely traded common stocks.

Lehman Brothers Government/Credit Bond Index -- Index 2 -- is an unmanaged index that measures the performance of U.S. government bonds, U.S. corporate bonds and Yankee bonds.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

1 No contingent deferred sales charge applicable.

2 For certain types of investors as described in the Fund's Class I share prospectus.


FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
June 30, 2004
(unaudited)

This schedule is divided into five main categories: common stocks, preferred stocks, corporate bonds, U.S. government and agencies securities, and short-term investments. Common and preferred stocks and corporate bonds are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

ISSUER                                                                                         SHARES           VALUE
COMMON STOCKS 69.50%                                                                                      $87,486,325
(Cost $70,102,045)

Advertising 0.93%                                                                                           1,173,639
Omnicom Group, Inc.                                                                            15,465       1,173,639

Aerospace 0.37%                                                                                               461,820
Northrop Grumman Corp.                                                                          8,600         461,820

Banks -- United States 2.74%                                                                                3,451,090
Bank of America Corp.                                                                          20,900       1,768,558
Sovereign Bancorp, Inc.                                                                        34,000         751,400
Wells Fargo & Co.                                                                              16,270         931,132

Beverages 1.60%                                                                                             2,020,069
PepsiCo, Inc.                                                                                  37,492       2,020,069

Broker Services 2.35%                                                                                       2,960,397
Morgan Stanley                                                                                 56,100       2,960,397

Business Services -- Misc. 0.79%                                                                              996,989
Block, H&R, Inc.                                                                               20,910         996,989

Chemicals 2.07%                                                                                             2,611,626
Air Products & Chemicals, Inc.                                                                 32,178       1,687,736
Dow Chemical Co. (The)                                                                         22,700         923,890

Computers 9.34%                                                                                            11,753,134
Accenture Ltd. (Class A) (Bermuda)*                                                            36,100         992,028
BMC Software, Inc.*                                                                            24,000         444,000
Cisco Systems, Inc.*                                                                           58,665       1,390,360
Dell, Inc.*                                                                                    49,500       1,773,090
EMC Corp.*                                                                                     35,869         408,907
Hewlett-Packard Co.                                                                            62,109       1,310,500
International Business Machines Corp.                                                          21,000       1,851,150
Microsoft Corp.                                                                               110,755       3,163,163
Oracle Corp.*                                                                                  35,200         419,936

Consumer Products Misc. 0.85%                                                                               1,075,654
Clorox Co. (The)                                                                               20,001       1,075,654

See notes to
financial statements.


8



FINANCIAL STATEMENTS

ISSUER                                                                                         SHARES           VALUE
Cosmetics & Personal Care 0.40%                                                                              $507,540
Avon Products, Inc.                                                                            11,000         507,540

Diversified Operations 2.44%                                                                                3,068,114
3M Co.                                                                                         12,994       1,169,590
Illinois Tool Works, Inc.                                                                      10,400         997,256
Johnson Controls, Inc.                                                                         16,884         901,268

Electronics 6.35%                                                                                           7,998,796
Analog Devices, Inc.                                                                           30,907       1,455,102
Emerson Electric Co.                                                                           16,235       1,031,734
General Electric Co.                                                                          106,400       3,447,360
Intel Corp.                                                                                    31,000         855,600
Texas Instruments, Inc.                                                                        50,000       1,209,000

Finance 4.65%                                                                                               5,858,005
American Express Co.                                                                           29,587       1,520,180
Citigroup, Inc.                                                                                67,100       3,120,150
MBNA Corp.                                                                                     47,215       1,217,675

Food 0.77%                                                                                                    965,580
Sara Lee Corp.                                                                                 42,000         965,580

Insurance 3.67%                                                                                             4,613,192
AFLAC, Inc.                                                                                    12,442         507,758
Allstate Corp. (The)                                                                           19,800         921,690
American International Group, Inc.                                                             32,600       2,323,728
St. Paul Travelers Cos., Inc. (The)                                                            21,214         860,016

Media 1.92%                                                                                                 2,421,475
Comcast Corp. (Class A)*                                                                       20,250         567,607
Viacom, Inc. (Class B)*                                                                        51,900       1,853,868

Medical 9.28%                                                                                              11,679,506
Abbott Laboratories                                                                            34,000       1,385,840
Aetna, Inc.                                                                                    20,189       1,716,065
Amgen, Inc.*                                                                                   15,000         818,550
Cardinal Health, Inc.                                                                           7,130         499,456
Gilead Sciences, Inc.*                                                                         15,600       1,045,200
Health Management Associates, Inc. (Class A)                                                   23,650         530,233
Johnson & Johnson                                                                              34,200       1,904,940
McKesson Corp.                                                                                 27,200         933,776
Pfizer, Inc.                                                                                   83,006       2,845,446

Metal 0.66%                                                                                                   828,000
Alcan, Inc. (Canada)                                                                           20,000         828,000

Mortgage Banking 1.09%                                                                                      1,367,258
Fannie Mae                                                                                     19,160       1,367,258

See notes to
financial statements.


9



FINANCIAL STATEMENTS

ISSUER                                                                                         SHARES           VALUE
Oil & Gas 6.14%                                                                                            $7,727,510
BP Plc, American Depositary Receipt (ADR) (United Kingdom)                                     21,100       1,130,327
ChevronTexaco Corp.                                                                            15,758       1,482,983
Devon Energy Corp.                                                                             16,850       1,112,100
EnCana Corp. (Canada)                                                                          20,900         902,044
Exxon Mobil Corp.                                                                              53,600       2,380,376
Weatherford International Ltd.*                                                                16,000         719,680

Retail 5.31%                                                                                                6,680,248
Costco Wholesale Corp.*                                                                        26,350       1,082,194
CVS Corp.                                                                                      26,186       1,100,336
Kohl's Corp.*                                                                                  19,850         839,258
Lowe's Cos., Inc.                                                                              30,000       1,576,500
Target Corp.                                                                                   27,903       1,185,040
Wal-Mart Stores, Inc.                                                                          17,000         896,920

Telecommunications 3.26%                                                                                    4,101,391
Motorola, Inc.                                                                                 52,530         958,672
Nokia Corp., ADR (Finland)                                                                     39,280         571,131
Verizon Communications, Inc.                                                                   49,074       1,775,988
Vodafone Group Plc, ADR (United Kingdom)                                                       36,000         795,600

Textile 0.73%                                                                                                 913,883
Jones Apparel Group, Inc.*                                                                     23,148         913,883

Transportation 0.76%                                                                                          954,232
Union Pacific Corp.                                                                            16,051         954,232

Utilities 1.03%                                                                                             1,297,177
Constellation Energy Group, Inc.                                                               18,310         693,949
Entergy Corp.                                                                                  10,770         603,228


                                                                                CREDIT        PAR VALUE
ISSUER, DESCRIPTION                                                             RATING**   (000s OMITTED)       VALUE
PREFERRED STOCKS 2.72%                                                                                     $3,420,000
(Cost $3,000,000)

Oil & Gas 2.72%
Lasmo America Ltd., 8.15% (R)                                                    A+           $30,000       3,420,000

See notes to
financial statements.


10



FINANCIAL STATEMENTS

ISSUER, DESCRIPTION,                                                 INTEREST   CREDIT        PAR VALUE
MATURITY DATE                                                        RATE       RATING**   (000s OMITTED)       VALUE
CORPORATE BONDS 16.08%                                                                                    $20,242,336
(Cost $19,463,739)

Finance 5.49%                                                                                               6,919,324
Ford Motor Credit Co.,
Note 01-25-07                                                         6.500%     BBB-          $1,500       1,576,090
General Electric Capital Corp.,
Note Ser A 02-22-11                                                   6.125      AAA            1,000       1,070,939
Household Finance Corp.,
Sr Note 01-24-06                                                      6.500      A              2,015       2,123,921
Sr Note 06-17-08                                                      6.400      A              1,000       1,075,729
Standard Credit Card Master Trust,
Pass Thru Ctf Ser 1994-2 Class A 04-07-08                             7.250      AAA            1,000       1,072,645

Insurance 0.01%                                                                                                13,885
Principal Life Global, Inc.,
Note 02-15-12 (R)                                                     6.250      AA                13          13,885

Media 0.85%                                                                                                 1,065,353
Comcast Cable Communications, Inc.,
Note 11-15-08                                                         6.200      BBB            1,000       1,065,353

Medical 0.85%                                                                                               1,068,954
Caremark Rx, Inc.,
Sr Note 10-01-06                                                      7.375      BBB-           1,000       1,068,954

Oil & Gas 0.01%                                                                                                15,534
Kinder Morgan Energy Partners, L.P.,
Sr Bond 03-15-32                                                      7.750      BBB+              14          15,534

Paper & Paper Products 0.01%                                                                                    7,728
Norske Skogindustrier A.S.A.,
Note (Norway) 10-15-11 (R)                                            7.625      BBB-               7           7,728

Utilities 8.86%                                                                                            11,151,558
Beaver Valley Funding Corp.,
Sec Lease Obligation Bond 06-01-17                                    9.000      BB+            1,000       1,129,300
CalEnergy Co., Inc.,
Sr Bond 09-15-28                                                      8.480      BBB-           2,000       2,405,562
Kansas City Power & Light Co.,
Sr Note 11-15-11                                                      6.500      BBB            1,000       1,085,195
Midland Funding Corp. II,
Deb Ser A 07-23-05                                                   11.750      BB-            3,437       3,556,940
New Valley Generation II,
Pass Thru Ctf 05-01-20                                                5.572      AAA              911         916,351
Tucson Electric Power Co.,
1st Collateral Trust Bond Ser B 08-01-08                              7.500      BBB-           1,944       2,058,210

See notes to
financial statements.


11



FINANCIAL STATEMENTS

ISSUER, DESCRIPTION,                                                 INTEREST   CREDIT        PAR VALUE
MATURITY DATE                                                        RATE       RATING**   (000s OMITTED)       VALUE
U.S. GOVERNMENT AND AGENCIES SECURITIES 9.62%                                                             $12,110,883
(Cost $11,893,044)

Government -- U.S. 4.39%                                                                                    5,522,707
United States Treasury,
Bond 02-15-26 +                                                       6.000%     AAA           $1,000       1,077,539
Bond 02-15-31 +                                                       5.375      AAA            1,175       1,185,052
Note 12-31-04 +                                                       1.750      AAA            1,000       1,000,273
Note 05-15-06 +                                                       6.875      AAA              750         807,363
Note 05-15-08 +                                                       2.625      AAA              500         484,316
Note 11-15-12 +                                                       4.000      AAA            1,000         968,164

Government -- U.S. Agencies 5.23%                                                                           6,588,176
Federal National Mortgage Assn.,
15 Yr Pass Thru Ctf 08-01-08                                          7.500      AAA              112         116,662
15 Yr Pass Thru Ctf 07-01-11                                          7.000      AAA              177         188,050
15 Yr Pass Thru Ctf 08-01-16                                          6.500      AAA               73          77,223
15 Yr Pass Thru Ctf 12-01-17                                          4.500      AAA              878         861,071
30 Yr Pass Thru Ctf 01-01-31                                          8.000      AAA               35          38,099
30 Yr Pass Thru Ctf 04-01-31                                          7.500      AAA               41          44,088
30 Yr Pass Thru Ctf 06-01-31                                          7.000      AAA               51          54,219
30 Yr Pass Thru Ctf 05-01-32                                          6.500      AAA              174         181,072
30 Yr Pass Thru Ctf 06-01-32                                          6.000      AAA               67          68,536
30 Yr Pass Thru Ctf 06-01-32                                          7.000      AAA               28          29,641
Note 05-15-11                                                         6.000      AAA            1,500       1,610,514
Financing Corp.,
Bond 11-02-18                                                         9.650      AAA            1,790       2,523,588
Government National Mortgage Assn.,
30 Yr Pass Thru Ctf 04-15-21                                          9.000      AAA                8           8,605
30 Yr Pass Thru Ctf 04-15-29                                          6.500      AAA              752         786,808


                                                                              INTEREST        PAR VALUE
ISSUER, DESCRIPTION                                                           RATE         (000s OMITTED)       VALUE
SHORT-TERM INVESTMENTS 1.36%                                                                               $1,710,000
(Cost $1,710,000)

Joint Repurchase Agreement 1.36%
Investment in a joint repurchase agreement
transaction with UBS Warburg, Inc. -- Dated
06-30-04, due 07-01-04 (secured by
U.S. Treasury Inflation Indexed Bonds 3.625%
due 04-15-28 and 3.375% due 04-15-32,
U.S. Treasury Inflation Indexed Note 2.000%
due 01-15-14)                                                                  1.300%          $1,710       1,710,000

See notes to
financial statements.


12


FINANCIAL STATEMENTS


TOTAL INVESTMENTS 99.28%                                                                                 $124,969,544

OTHER ASSETS AND LIABILITIES, NET 0.72%                                                                      $910,518

TOTAL NET ASSETS 100.00%                                                                                 $125,880,062


  * Non-income-producing security.

 ** Credit ratings by Moody's Investors Service where Standard & Poor's ratings are not available.

  + All or a portion of this security is on loan on June 30, 2004.

(R) This security is exempt from registration under rule 144A of the Securities Act of 1933. Such security may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $3,441,613 or 2.73% of the Fund's net assets as of June 30, 2004.

    Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer, however, the security is U.S.-dollar-denominated.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.

FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

June 30, 2004
(unaudited)

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.


ASSETS
Investments at value (cost $106,168,828)
including $7,204,465 of securities loaned                        $124,969,544
Cash                                                                       55
Receivable for investments sold                                       950,734
Receivable for shares sold                                              5,000
Dividends and interest receivable                                     687,812
Other assets                                                           36,908

Total assets                                                      126,650,053

LIABILITIES
Payable for investments purchased                                     449,714
Payable for shares repurchased                                         71,947
Payable to affiliates
Management fees                                                        68,281
Distribution and service fees                                           7,829
Other                                                                 110,862
Other payables and accrued expenses                                    61,358

Total liabilities                                                     769,991

NET ASSETS
Capital paid-in                                                   127,860,765
Accumulated net realized loss on investments                      (20,609,016)
Net unrealized appreciation of investments                         18,800,716
Distributions in excess of net investment income                     (172,403)

Net assets                                                       $125,880,062

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding --
the Fund has an unlimited number of shares
authorized with no par value
Class A ($85,802,041 [DIV] 7,680,906 shares)                           $11.17
Class B ($28,713,568 [DIV] 2,570,280 shares)                           $11.17
Class C ($4,652,222 [DIV] 416,447 shares)                              $11.17
Class I ($6,712,231 [DIV] 600,564 shares)                              $11.18

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($11.17 [DIV] 95%)                                           $11.76
Class C 2 ($11.17 [DIV] 99%)                                           $11.28

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

2 The up-front sales charge on Class C shares has been eliminated, effective July 15, 2004.

See notes to
financial statements.

FINANCIAL STATEMENTS

OPERATIONS

For the period ended
June 30, 2004
(unaudited) 1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in oper-
ating the Fund.
It also shows net
gains (losses) for
the period stated.


INVESTMENT INCOME
Interest                                                             $948,136
Dividends (net of foreign withholding taxes of $4,137)                864,019
Securities lending                                                      7,766

Total investment income                                             1,819,921

EXPENSES
Investment management fees                                            383,819
Class A distribution and service fees                                 130,764
Class B distribution and service fees                                 142,959
Class C distribution and service fees                                  22,455
Class A, B and C transfer agent fees                                  248,545
Class I transfer agent fees                                             1,674
Registration and filing fees                                           20,286
Accounting and legal services fees                                     17,613
Professional fees                                                      15,063
Custodian fees                                                         14,453
Printing                                                               14,450
Miscellaneous                                                           3,574
Trustees' fees                                                          2,534
Securities lending fees                                                   191

Total expenses                                                      1,018,380
Less expense reductions                                               (15,508)

Net expenses                                                        1,002,872

Net investment income                                                 817,049

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain on investments                                    2,072,823
Change in net unrealized appreciation (depreciation)
of investments                                                     (1,642,277)

Net realized and unrealized gain                                      430,546

Increase in net assets from operations                             $1,247,595

1 Semiannual period from 1-1-04 through 6-30-04.

See notes to
financial statements.

FINANCIAL STATEMENTS

CHANGES IN
NET ASSETS

These Statements
of Changes in
Net Assets show
how the value
of the Fund's
net assets has
changed during
the last two
periods. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses,
distributions, if
any, paid to
shareholders and
any increase or
decrease in
money share-
holders invested
in the Fund.

                                                          YEAR        PERIOD
                                                         ENDED         ENDED
                                                      12-31-03       6-30-04 1

INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                               $1,889,595      $817,049
Net realized gain                                    1,362,992     2,072,823
Change in net unrealized
appreciation (depreciation)                         17,006,911    (1,642,277)

Increase in net assets resulting
from operations                                     20,259,498     1,247,595

Distributions to shareholders
From net investment income
Class A                                             (1,584,551)     (753,227)
Class B                                               (331,349)     (154,796)
Class C                                                (32,929)      (24,051)
Class I                                               (171,115)      (77,005)
                                                    (2,119,944)   (1,009,079)
From Fund share transactions                       (11,466,452)   (3,243,364)

NET ASSETS
Beginning of period                                122,211,808   128,884,910

End of period 2                                   $128,884,910  $125,880,062

1 Semiannual period from 1-1-04 through 6-30-04. Unaudited.

2 Includes accumulated (distributions in excess of) net investment income of $19,627 and ($172,403), respectively.

See notes to
financial statements.


FINANCIAL HIGHLIGHTS


FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.


PERIOD ENDED                                          12-31-99 1  12-31-00 1  12-31-01 1,2  12-31-02 1  12-31-03     6-30-04 3
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                                     $14.06      $14.05      $13.03        $12.02       $9.61      $11.15
Net investment income 4                                   0.35        0.33        0.30          0.23        0.17        0.08
Net realized and unrealized
gain (loss) on investments                                0.18       (0.59)      (0.99)        (2.40)       1.56        0.04
Total from
investment operations                                     0.53       (0.26)      (0.69)        (2.17)       1.73        0.12
Less distributions
From net investment income                               (0.36)      (0.33)      (0.32)        (0.24)      (0.19)      (0.10)
From net realized gain                                   (0.18)      (0.43)         --            --          --          --
                                                         (0.54)      (0.76)      (0.32)        (0.24)      (0.19)      (0.10)
Net asset value,
end of period                                           $14.05      $13.03      $12.02         $9.61      $11.15      $11.17
Total return 5 (%)                                        3.89       (1.83)      (5.23)       (18.19)      18.21        1.06 6,7

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                             $131        $148        $136           $85         $88         $86
Ratio of expenses
to average net assets (%)                                 1.22        1.31        1.37          1.39        1.41        1.42 8
Ratio of adjusted expenses
to average net assets 9 (%)                                 --          --          --            --          --        1.45 8
Ratio of net investment income
to average net assets (%)                                 2.47        2.52        2.45          2.15        1.70        1.42 8
Portfolio turnover (%)                                      94          99          98            86          60          10


See notes to
financial statements.


FINANCIAL HIGHLIGHTS


CLASS B SHARES


PERIOD ENDED                                          12-31-99 1  12-31-00 1  12-31-01 1,2  12-31-02 1  12-31-03     6-30-04 3
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                                     $14.06      $14.05      $13.03        $12.01       $9.61      $11.15
Net investment income 4                                   0.26        0.24        0.22          0.16        0.10        0.04
Net realized and unrealized
gain (loss) on investments                                0.17       (0.59)      (1.00)        (2.40)       1.56        0.04
Total from
investment operations                                     0.43       (0.35)      (0.78)        (2.24)       1.66        0.08
Less distributions
From net investment income                               (0.26)      (0.24)      (0.24)        (0.16)      (0.12)      (0.06)
From net realized gain                                   (0.18)      (0.43)         --            --          --          --
                                                         (0.44)      (0.67)      (0.24)        (0.16)      (0.12)      (0.06)
Net asset value,
end of period                                           $14.05      $13.03      $12.01         $9.61      $11.15      $11.17
Total return 5 (%)                                        3.16       (2.51)      (5.99)       (18.71)      17.42        0.71 6,7

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                             $112         $77         $46           $28         $30         $29
Ratio of expenses
to average net assets (%)                                 1.92        2.01        2.07          2.09        2.11        2.09 8
Ratio of adjusted expenses
to average net assets 9 (%)                                 --          --          --            --          --        2.12 8
Ratio of net investment income
to average net assets (%)                                 1.76        1.78        1.75          1.44        1.00        0.76 8
Portfolio turnover (%)                                      94          99          98            86          60          10


See notes to
financial statements.


FINANCIAL HIGHLIGHTS

CLASS C SHARES


PERIOD ENDED                                          12-31-99 1,10  12-31-00 1  12-31-01 1,2  12-31-02 1  12-31-03   6-30-04 3
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                                     $14.60         $14.05      $13.03        $12.01       $9.61    $11.15
Net investment income 4                                   0.19           0.24        0.21          0.16        0.10      0.04
Net realized and unrealized
(gain) loss on investments                               (0.37)         (0.59)      (0.99)        (2.40)       1.56      0.04
Total from
investment operations                                    (0.18)         (0.35)      (0.78)        (2.24)       1.66      0.08
Less distributions
From net investment income                               (0.19)         (0.24)      (0.24)        (0.16)      (0.12)    (0.06)
From net realized gain                                   (0.18)         (0.43)         --            --          --        --
                                                         (0.37)         (0.67)      (0.24)        (0.16)      (0.12)    (0.06)
Net asset value,
end of period                                           $14.05         $13.03      $12.01         $9.61      $11.15    $11.17
Total return 5 (%)                                       (1.15) 6       (2.51)      (5.99)       (18.71)      17.42      0.70 6,7

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                               -- 11          $1          $2            $2          $4        $5
Ratio of expenses to
average net assets (%)                                    1.84 8         2.01        2.07          2.09        2.11      2.12 8
Ratio of adjusted expenses
to average net assets 9 (%)                                 --             --          --            --          --      2.15 8
Ratio of net investment income
to average net assets (%)                                 1.88 8         1.93        1.76          1.46        0.99      0.73 8
Portfolio turnover (%)                                      94             99          98            86          60        10


See notes to
financial statements.


FINANCIAL HIGHLIGHTS

CLASS I SHARES


PERIOD ENDED                                          12-31-02 1,10  12-31-03     6-30-04 3
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                                     $11.93          $9.61      $11.15
Net investment income 4                                   0.21           0.23        0.12
Net realized and unrealized
gain (loss) on investments                               (2.26)          1.56        0.04
Total from
investment operations                                    (2.05)          1.79        0.16
Less distributions
From net investment income                               (0.27)         (0.25)      (0.13)
Net asset value,
end of period                                            $9.61         $11.15      $11.18
Total return 5 (%)                                      (17.29) 6       18.87        1.44 6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                               $7             $7          $7
Ratio of expenses
to average net assets (%)                                 1.15 8         0.89        0.79 8
Ratio of net investment income
to average net assets (%)                                 2.59 8         2.22        2.05 8
Portfolio turnover (%)                                      86             60          10


 1 Audited by previous auditor.

 2 As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change on per share amounts for the year ended December 31, 2001, was to decrease net investment income per share by $0.01, decrease net realized and unrealized losses per share by $0.01, and, had the Fund not made these changes to amortization and accretion, the ratio of net investment income to average net assets would have been 2.50%, 1.80% and 1.80% for Class A, Class B and Class C shares, respectively. Per share ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

 3 Semiannual period from 1-1-04 through 6-30-04. Unaudited.

 4 Based on the average of the shares outstanding.

 5 Assumes dividend reinvestment and does not reflect the effect of sales charges.

 6 Not annualized.

 7 Total return would have been lower had certain expenses not been reduced during the period shown.

 8 Annualized.

 9 Does not take into consideration expense reductions during the period shown.

10 Class C and Class I shares began operations on 5-3-99 and on 3-1-02, respectively.

11 Less than $500,000.

See notes to
financial statements.

NOTES TO
STATEMENTS

Unaudited


NOTE A
Accounting policies

John Hancock Balanced Fund (the "Fund") is a diversified series of John Hancock Investment Trust, an open-end management investment company registered under the Investment Company Act of 1940. The investment objectives of the Fund are to provide current income, long-term growth of capital and income, and preservation of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services, or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of John Hancock Financial Services, Inc. could participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Discount and premium
on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I shares, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permits borrowings of up to $250 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit, and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the period ended June 30, 2004.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. On June 30, 2004, the Fund loaned securities having a market value of $7,204,465 collateralized by securities in the amount of $7,348,558. Security lending expenses are paid by the Fund to the Adviser.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $22,663,232 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: December 31, 2009 -- $3,868,997 and December 31, 2010 -- $18,794,235.

Dividends, interest
and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 0.60% of the Fund's average daily net asset value.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net asset value and 1.00% of Class B and Class C average daily net asset value. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A shares are assessed up-front sales charges. During the period ended June 30, 2004, JH Funds received net up-front sales charges of $48,558 with regard to sales of Class A shares. Of this amount, $6,751 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $29,632 was paid as sales commissions to unrelated broker-dealers and $12,175 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. Prior to July 15, 2004, Class C shares were assessed up-front sales charges. During the period ended June 30, 2004, JH Funds received net up-front sales charges of $6,708 with regard to sales of Class C shares. Of this amount, $6,679 was paid as sales commissions to unrelated broker-dealers and $29 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the period ended June 30, 2004, CDSCs received by JH Funds amounted to $32,890 for Class B shares and $2,515 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. For Class A, Class B and Class C shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of each class's average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses aggregated and allocated to each class on the basis of its relative net asset value. For Class I shares the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of Class I average daily net asset value. Signature Services agreed to voluntarily reduce the Fund's asset-based portion of the transfer agent fee if the total transfer agent fee exceeds the Lipper, Inc. median transfer agency fee for comparable mutual funds by 0.05%. Accordingly, the transfer agent fee for Class A, Class B, and Class C shares was reduced by $15,508 during the period ended June 30, 2004. Signature Services reserves the right to terminate this limitation at any time.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period amounted to $17,613. The Fund also paid the Adviser the amount of $146 for certain publishing services, included in the printing fees.

Mr. James A. Shepherdson is a director and/or officer of the Adviser and/or its affiliates, as well as Trustee of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.




                                        YEAR ENDED 12-31-03         PERIOD ENDED 6-30-04 1
                                   SHARES            AMOUNT       SHARES          AMOUNT
CLASS A SHARES
Sold                              948,133        $9,730,160      620,091      $6,951,840
Distributions reinvested          144,595         1,496,398       64,013         710,752
Repurchased                    (2,092,585)      (21,243,203)    (896,613)    (10,072,801)
Net decrease                     (999,857)     ($10,016,645)    (212,509)    ($2,410,209)

CLASS B SHARES
Sold                              704,120        $7,251,118      356,098      $4,007,112
Distributions reinvested           29,886           309,049       12,772         141,768
Repurchased                      (964,659)       (9,786,172)    (472,407)     (5,295,138)
Net decrease                     (230,653)      ($2,226,005)    (103,537)    ($1,146,258)

CLASS C SHARES
Sold                              223,190        $2,338,142       99,714      $1,121,927
Distributions reinvested            2,837            29,656        1,969          21,855
Repurchased                       (67,079)         (677,568)     (51,232)       (572,174)
Net increase                      158,948        $1,690,230       50,451        $571,608

CLASS I SHARES
Sold                               98,234        $1,000,649       36,673        $413,996
Distributions reinvested           16,564           171,115        6,934          77,005
Repurchased                      (204,712)       (2,085,796)     (66,501)       (749,506)
Net decrease                      (89,914)        ($914,032)     (22,894)      ($258,505)

NET DECREASE                   (1,161,476)     ($11,466,452)    (288,489)    ($3,243,364)


1 Semiannual period from 1-1-04 through 6-30-04. Unaudited.


NOTE D
Investment
transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the period ended June 30, 2004, aggregated $11,051,697 and $14,761,884, respectively. Purchases and proceeds from maturities of obligations of U.S. government aggregated $1,509,746 and $1,478,105, respectively, during the period ended June 30, 2004.

The cost of investments owned on June 30, 2004, including short-term investments, for federal income tax purposes was $106,622,501. Gross unrealized appreciation and depreciation of investments aggregated $20,503,380 and $2,156,337, respectively, resulting in net unrealized appreciation of $18,347,043. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

OUR FAMILY
OF FUNDS

-------------------------------------------------------
Equity               Balanced Fund
                     Classic Value Fund
                     Core Equity Fund
                     Focused Equity Fund
                     Growth Trends Fund
                     International Fund
                     Large Cap Equity Fund
                     Large Cap Growth Fund
                     Large Cap Select Fund
                     Mid Cap Growth Fund
                     Multi Cap Growth Fund
                     Small Cap Equity Fund
                     Small Cap Growth Fund
                     Sovereign Investors Fund
                     U.S. Global Leaders Growth Fund

-------------------------------------------------------
Sector               Biotechnology Fund
                     Financial Industries Fund
                     Health Sciences Fund
                     Real Estate Fund
                     Regional Bank Fund
                     Technology Fund

-------------------------------------------------------
Income               Bond Fund
                     Government Income Fund
                     High Income Fund
                     High Yield Fund
                     Investment Grade Bond Fund
                     Strategic Income Fund

-------------------------------------------------------
Tax-Free Income      California Tax-Free Income Fund
                     High Yield Municipal Bond Fund
                     Massachusetts Tax-Free Income Fund
                     New York Tax-Free Income Fund
                     Tax-Free Bond Fund

-------------------------------------------------------
Money Market         Money Market Fund
                     U.S. Government Cash Reserve

For more complete information on any John Hancock fund and a prospectus, which includes charges and expenses, call your financial professional, or John Hancock Funds at 1-800-225-5291. Please read the prospectus carefully before investing or sending money.

ELECTRONIC
DELIVERY

Now available from
John Hancock Funds


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through the U.S. mail, we'll notify you by e-mail when these documents are available for online viewing.

How does electronic delivery benefit you?

* No more waiting for the mail to arrive; you'll receive an e-mail
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* Reduces the amount of paper mail you receive from John Hancock Funds.

* Reduces costs associated with printing and mailing.

Sign up for electronic delivery today at www.jhancock.com/funds/edelivery

OUR WEB SITE

A wealth of information--
www.jhfunds.com

View the latest information for your account.
------------------------------------------------

Transfer money from one account to another.
------------------------------------------------

Get current quotes for major market indexes.
------------------------------------------------

Use our online calculators to help you with your
financial goals.
------------------------------------------------

Get up-to-date commentary from John Hancock
Funds investment experts.
------------------------------------------------

Access forms, applications and tax information.
------------------------------------------------

FOR YOUR
INFORMATION

TRUSTEES

Charles L. Ladner, Chairman*
James F. Carlin
William H. Cunningham
Ronald R. Dion
Steven R. Pruchansky
James A. Shepherdson
Lt. Gen. Norman H. Smith,
USMC (Ret.)
John P. Toolan*

*Members of the Audit Committee

OFFICERS

James A. Shepherdson
President and
Chief Executive Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL

Wilmer Cutler Pickering
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803


HOW TO
CONTACT US

On the Internet                   www.jhfunds.com

By regular mail                   John Hancock Signature Services, Inc.
                                  1 John Hancock Way, Suite 1000
                                  Boston, MA 02217-1000

By express mail                   John Hancock Signature Services, Inc.
                                  Attn: Mutual Fund Image Operations
                                  529 Main Street
                                  Charlestown, MA 02129

Customer service representatives  1-800-225-5291

24-hour automated information     1-800-338-8080

TDD line                          1-800-554-6713

The Fund's proxy voting policies and procedures are available without charge, upon request:

By phone                          1-800-225-5291

On the Fund's Web site            www.jhfunds.com/proxy

On the SEC's Web site             www.sec.gov

[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com


Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Balanced Fund.

360SA    6/04
         8/04

JOHN HANCOCK
Strategic Growth Fund

6.30.2004

Semiannual Report

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

[A photo of James A. Shepherdson, Chairman, President and Chief Executive Officer of John Hancock Funds, LLC flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Manager's report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 11

For your information
page 21


To Our Shareholders,

I am pleased to be writing to you as Chairman, President and Chief Executive Officer of John Hancock Funds, LLC.

As you may know, John Hancock Financial Services, Inc. -- the parent company of John Hancock Funds -- was acquired by Manulife Financial Corporation on April 28, 2004. Although this change has no impact on the mutual funds you have invested in, it did bring with it some changes in the executive-level management of John Hancock Funds. Specifically, Maureen Ford Goldfarb has decided to step down as Chairman, President and Chief Executive Officer of John Hancock Funds, LLC in order to pursue personal interests, and I was named her replacement. Since her appointment in January 2000, Maureen has provided John Hancock Funds with strong leadership and steady guidance through several years of extremely turbulent market and industry conditions.

Additionally, on May 12, 2004, your fund's Board of Trustees appointed me to the roles of Trustee, President and Chief Executive Officer of your fund. On June 15, 2004, the board also appointed Charles L. Ladner as independent Chairman of the Board of Trustees, a position previously held by Ms. Goldfarb. This appointment came just in advance of new SEC regulations requiring all mutual funds to have independent chairmen.

As to our backgrounds, I have been in the investment business for over 25 years, most recently as President of Retirement Services at John Hancock Financial Services. My responsibilities included developing and directing the sale of John Hancock's variable and fixed annuity products through a diverse distribution network of banks and broker-dealers -- including wirehouses, regional brokerage houses and financial planners.

Mr. Ladner has served as an independent member of John Hancock Funds' Board of Trustees since 1992 and formerly held the position of Senior Vice President and Chief Financial Officer of UGI Corporation, a public utility holding company in Valley Forge, PA, until his retirement in 1998. He brings a wealth of knowledge, experience and leadership and we are delighted to have him serve as Chairman.

Although there has been change in executive-level management, the one thing that never wavers is John Hancock Funds' commitment to placing the needs of our shareholders above all else. We are all dedicated to the task of working with you and your financial advisor to help you reach your long-term financial goals.

Sincerely,

/S/ JAMES A. SHEPHERDSON

James A. Shepherdson,
Chief Executive Officer

This commentary reflects the CEO's views as of June 30, 2004. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks
long-term growth
of capital by nor-
mally investing
at least 80% of its
assets in stocks of
large- and medium-
capitalization
companies for
which the mana-
gers project an
above-average
growth rate.

Over the past six months

* The stock market was choppy, ending the period modestly higher.

* Large-cap stocks trailed small-cap stocks.

* Technology and media investments detracted from the Fund's performance.

[Bar chart with heading "John Hancock Strategic Growth Fund." Under the heading is a note that reads "Fund performance for the six months ended June 30, 2004." The chart is scaled in increments of 0.5% with 0.0% at the bottom and 1.0% at the top. The first bar represents the 0.53% total return for Class A. The second bar represents the 0.32% total return for Class B and the third bar represents the 0.32% total return for Class C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 4.1%   General Electric
 4.0%   Microsoft
 4.0%   Comcast Corp. (Class A)
 3.7%   Intel Corp.
 2.8%   Pfizer, Inc.
 2.8%   Cisco Systems
 2.7%   Yahoo!
 2.5%   Time Warner, Inc.
 2.1%   Applied Materials, Inc.
 2.0%   Amgen, Inc.

As a percentage of net assets on June 30, 2004.

BY ROBERT C. JUNKIN, CPA, FOR THE PORTFOLIO MANAGEMENT TEAM

MANAGER'S
REPORT

JOHN HANCOCK
Strategic Growth Fund

Robert C. Junkin recently joined the Fund's management team, following the departure of former team member Robert Uek from the company.

After a strong run in 2003, the stock market made only modest headway during the first half of 2004. The economy's growing momentum fueled an early-year rally. Stocks, however, reversed course in March and April, as investors worried about the duration of the conflict in Iraq, the sustainability of economic growth and rising interest rates. Improved employment growth, declining energy prices and an upturn in consumer confidence subsequently helped the market recoup its losses. But lingering political, geopolitical and economic uncertainties left the Standard & Poor's 500 Index with only a modest 3.44% return for the six months ended June 30, 2004. Large-cap stocks trailed small-cap stocks. Energy stocks did well, while technology stocks stumbled as fears of rising interest rates mounted.

"After a strong run in
 2003, the stock market
 made only modest
 headway during the
 first half of 2004."

PERFORMANCE AND STRATEGY REVIEW

John Hancock Strategic Growth Fund's Class A, Class B and Class C shares returned 0.53%, 0.32% and 0.32%, respectively, at net asset value, for the six-month reporting period. These returns lagged the 2.74% return of the Russell 1000 Growth Index, a measure of large-cap growth stock performance. The Fund also fell behind the average multi-cap growth fund, which returned 3.72% for the first half of 2004, according to Lipper, Inc.1 The Fund maintained an economically sensitive bias with sizable investments in technology and media. Both detracted from performance. Our large-cap focus also hindered returns relative to the multi-cap peer group. We maintained an opportunistic strategy, buying stocks with improving prospects and attractive valuations.

WEAK RETURNS FROM TECHNOLOGY

Technology, which represented on average about one-third of the Fund's assets, was the biggest detractor from performance. Semiconductor-related stocks, including Intel, Fairchild Semiconductor and Applied Materials, posted sharp losses as some companies lowered earnings guidance and investors worried that the industry's cycle was near its peak. We sold Fairchild Semiconductor, but held on to both Intel and Applied Materials. Several of our software and storage companies also took hard hits. BEA Systems, a software company, as well as McDATA and EMC, both storage companies, were among our worst performers. Both BEA and McDATA suffered from earnings disappointments, while EMC came under pressure from worries that the industry's growth would slow. We sold McDATA and BEA, but kept EMC.

[Photo of Robert Junkin flush right at top of page.]

Strong gains elsewhere in technology offset some of these losses. Yahoo! rallied nicely as the company exceeded earnings expectations. Motorola benefited from restructuring, new management and strength in its handset business, leading us to take profits. Mercury Interactive, which we bought in the April downturn, rebounded nicely. Finally, Flextronics International, a contract manufacturer, benefited as demand picked up. We subsequently took profits and sold our stake in Flextronics. By period end, we had reduced our commitment to the technology sector. We sold fairly valued stocks as well as lower-quality, smaller-cap names, but kept investments such as Microsoft, a more defensive stock.

"The Fund benefited from
 strong stock selection and a
 sizable investment in
 health care..."

DISAPPOINTMENTS FROM CONSUMER DISCRETIONARY

Within the consumer discretionary sector, the Fund had a sizable concentration in media stocks, which detracted from performance. We expect the media industry to benefit as the improving economy, presidential election and summer Olympics bolster advertising revenues. However, this did not occur during the first half of the year. We also believe the satellite broadcasters will see a substantial increase in free cash flow. Instead, competitive pricing pressures have kept a lid on their gains. The Fund had sizable stakes in Viacom, which went through some well-publicized management changes; Comcast, which made an unsuccessful bid for Disney; and Time Warner, all of which declined during the period. We held on to our investments in all three stocks, however, believing in their long-term prospects. Elsewhere, we sold our stake in Gap, a retailer suffering from management problems and earnings concerns. Our industrial stocks also posted below-average returns.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Medical 20%, the second is Computers 14%, the third is Electronics 12%, the fourth is Media 12% and the fifth is Retail 7%.]

GAINS FROM HEALTH CARE AND ENERGY

The Fund benefited from strong stock selection and a sizable investment in health care, where stocks tend to be less sensitive to interest rate changes. Biogen Idec, a biotechnology company with a promising new multiple sclerosis drug, was a top performer. Other standouts included Zimmer Holdings and Stryker, orthopedic device companies benefiting from strong demand related to aging demographics and new product launches. During the period, we sold Johnson & Johnson, a diversified medical products company, and purchased Merck, a large branded drug company. We thought Merck's valuation looked attractive in light of the company's more predictable and improved earnings and the imminent launch of its new cholesterol-lowering drug. We maintained a large stake in Pfizer, a premier drug company with an attractive valuation that remained under pressure as investors worried about patent expirations and a lack of new blockbuster products industry-wide.

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 6-30-04." The chart is divided into two sections (from top to left): Common stocks 94% and Short-term investments & other 6%.]

Energy stocks, which represented only a small part of the portfolio, generated strong returns as historically high commodity prices fueled strong cash flows for exploration and production and integrated oil companies. These companies in turn increased spending with oil service companies. EOG Resources, an exploration and production company with exposure to a promising region in Texas, and BJ Services, an oil service company, were among our top performers.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "PERIOD'S PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Amgen followed by a down arrow with the phrase "Potential for deceleration in revenue and earnings growth rates." The second listing is Intel followed by a down arrow with the phrase "Lower earnings guidance, concerns about business cycle." The third listing is Yahoo! followed by an up arrow with the phrase "Strong execution, earnings estimates above expectations."]

POSITIONED FOR RISING INTEREST RATES

We expect the market to remain choppy, given uncertainties in the political, economic and geopolitical environment. Concerns about rising interest rates will most likely continue to rattle the market, even if the increases are gradual. On June 30, the last day of the reporting period, the Federal Reserve raised short-term interest rates for the first time in four years. In anticipation of rising rates, we had already boosted our stake in health care and pared back on both technology as well as financials. Within the financial sector, our focus shifted to companies with strong exposure to the capital markets and away from companies with a heavy commitment to the mortgage business. Going forward, we think reasonable valuations, diversification and international exposure bode well for large-cap stocks. We believe stock selection will be critical and think our opportunistic strategy will help us take advantage of market volatility.

"We expect the market
 to remain choppy, given
 uncertainties in the
 political, economic and
 geopolitical environment."

This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. The manager's statements reflect his own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

A LOOK AT
PERFORMANCE

For the period ended
June 30, 2004

                              Class A      Class B      Class C
Inception date                12-3-01      12-3-01      12-3-01

Average annual returns with maximum sales charge (POP)
One year                         9.28%        9.50%       12.39%
Since inception                 -4.08%       -3.75%       -2.98%

Cumulative total returns with maximum sales charge (POP)
Six months                      -4.46%       -4.68%       -1.63%
One year                         9.28%        9.50%       12.39%
Since inception                -10.16%       -9.36%       -7.49%

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Effective July 15, 2004, the 1% up-front sales charge on Class C shares was eliminated. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Russell 1000 Growth Index.

              Cum Value    Cum Value   Russell 1000
               of $10K       of $10K      Growth
Plot Date     (No Load)     (W/Load)      Index
12-31-01       $10,150       $9,639       $9,981
3-31-02          9,690        9,202        9,723
6-30-02          8,200        7,787        7,907
9-30-02          6,700        6,363        6,718
12-31-02         7,180        6,819        7,198
3-31-03          7,100        6,742        7,121
6-30-03          8,225        7,811        8,140
9-30-03          8,626        8,192        8,459
12-31-03         9,409        8,936        9,339
3-31-04          9,470        8,993        9,413
6-30-04          9,460        8,984        9,703

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Russell 1000 Growth Index and is equal to $9,703 as of June 30, 2004. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Strategic Growth Fund, without sales charge (NAV) and is equal to $9,460 as of June 30, 2004. The third line represents the same hypothetical $10,000 investment made in the John Hancock Strategic Growth Fund, with sales charge (POP) and is equal to $8,984 as of June 30, 2004.


                                    Class B      Class C 1
Period beginning                    12-3-01      12-3-01
Without sales charge                 $9,344       $9,344
With maximum sales charge            $9,064       $9,251
Index                                $9,703       $9,703

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of June 30, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Russell 1000 Growth Index is an unmanaged index of growth stocks in the Russell 1000 Index (an unmanaged index of the 1,000 largest-capitalization U.S. stocks).

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

1 No contingent deferred sales charge applicable.

FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
June 30, 2004
(unaudited)

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


ISSUER                                                                                         SHARES           VALUE
COMMON STOCK 93.61%                                                                                        $1,763,382
(Cost $1,507,681)

Beverages 2.22%                                                                                                41,744
Coca-Cola Co. (The)                                                                               400          20,192
PepsiCo, Inc.                                                                                     400          21,552

Broker Services 2.19%                                                                                          41,302
Goldman Sachs Group, Inc. (The)                                                                   152          14,312
Merrill Lynch & Co., Inc.                                                                         500          26,990

Business Services -- Misc. 2.38%                                                                               44,863
Manpower, Inc.                                                                                    550          27,923
Paychex, Inc.                                                                                     500          16,940

Computers 14.08%                                                                                              265,211
Cisco Systems, Inc.*                                                                            2,200          52,140
EMC Corp.*                                                                                      2,900          33,060
Mercury Interactive Corp.*                                                                        500          24,915
Microsoft Corp.                                                                                 2,650          75,684
Oracle Corp.*                                                                                   1,000          11,930
VERITAS Software Corp.*                                                                           600          16,620
Yahoo! Inc.*                                                                                    1,400          50,862

Cosmetics & Personal Care 2.19%                                                                                41,288
Estee Lauder Cos., Inc. (The) (Class A)                                                           400          19,512
Procter & Gamble Co. (The)                                                                        400          21,776

Diversified Operations 1.43%                                                                                   26,928
Cendant Corp.*                                                                                  1,100          26,928

Electronics 12.30%                                                                                            231,666
Analog Devices, Inc.                                                                              700          32,956
Applied Materials, Inc.*                                                                        2,000          39,240
Emerson Electric Co.                                                                              200          12,710
General Electric Co.                                                                            2,400          77,760
Intel Corp.                                                                                     2,500          69,000

Finance 3.56%                                                                                                 $67,041
Capital One Financial Corp.                                                                       200          13,676
Citigroup, Inc.                                                                                   300          13,950
MBNA Corp.                                                                                        500          12,895
Sovereign Bancorp, Inc.                                                                         1,200          26,520

Insurance 1.62%                                                                                                30,441
American International Group, Inc.                                                                200          14,256
RenaissanceRe Holdings Ltd. (Bermuda)                                                             300          16,185

Leisure 0.61%                                                                                                  11,580
International Game Technology                                                                     300          11,580

Machinery 1.69%                                                                                                31,776
Caterpillar, Inc.                                                                                 400          31,776

Media 11.90%                                                                                                  224,273
Comcast Corp. (Class A)*                                                                        2,700          74,547
DIRECTV Group, Inc. (The)*                                                                      1,563          26,727
InterActiveCorp.*                                                                                 600          18,084
Liberty Media Corp. (Class A)*                                                                  1,300          11,687
Liberty Media International, Inc. (Class A)*                                                       65           2,412
Time Warner, Inc.*                                                                              2,700          47,466
Viacom, Inc. (Class B)*                                                                           500          17,860
Walt Disney Co. (The)                                                                           1,000          25,490

Medical 19.97%                                                                                                376,245
Abbott Laboratories                                                                               400          16,304
Alnylam Pharmaceuticals, Inc.*                                                                  4,550          34,398
Amgen, Inc.*                                                                                      700          38,199
Biogen Idec, Inc.*                                                                                400          25,300
Biomet, Inc.                                                                                      500          22,220
Express Scripts, Inc.*                                                                            300          23,769
Gilead Sciences, Inc.*                                                                            300          20,100
McKesson Corp.                                                                                    550          18,882
Medtronic, Inc.                                                                                   350          17,052
Merck & Co., Inc.                                                                                 800          38,000
Pfizer, Inc.                                                                                    1,557          53,374
Stryker Corp.                                                                                     400          22,000
Teva Pharmaceutical Industries Ltd.,
American Depositary Receipt (ADR) (Israel)                                                        300          20,187
Zimmer Holdings, Inc.*                                                                            300          26,460

Oil & Gas 6.02%                                                                                               113,383
Apache Corp.                                                                                      300          13,065
BJ Services Co.*                                                                                  600          27,504
ENSCO International, Inc.                                                                         700          20,370
EOG Resources, Inc.                                                                               400          23,884
Williams Cos., Inc. (The)                                                                       2,400          28,560

See notes to
financial statements.


9


FINANCIAL STATEMENTS


ISSUER                                                                                         SHARES           VALUE
Retail 6.86%                                                                                                 $129,153
Best Buy Co., Inc.                                                                                500          25,370
Costco Wholesale Corp.*                                                                           450          18,482
Family Dollar Stores, Inc.                                                                        600          18,252
Home Depot, Inc. (The)                                                                            650          22,880
McDonald's Corp.                                                                                  600          15,600
Target Corp.                                                                                      300          12,741
Wal-Mart Stores, Inc.                                                                             300          15,828

Telecommunications 4.59%                                                                                       86,488
Avaya, Inc.*                                                                                    1,000          15,790
Nortel Networks Corp. (Canada)*                                                                 4,600          22,954
JDS Uniphase Corp.*                                                                             5,600          21,224
Vodafone Group Plc, ADR (United Kingdom)                                                        1,200          26,520


ISSUER, DESCRIPTION,                                                        INTEREST      PAR VALUE
MATURITY DATE                                                               RATE       (000s OMITTED)           VALUE
SHORT-TERM INVESTMENTS 6.90%                                                                                 $130,000
(Cost $130,000)

Joint Repurchase Agreement 6.90%
Investment in a joint repurchase agreement
transaction with UBS Warburg, Inc. -- Dated
06-30-04, due 07-01-04 (secured by
U.S. Treasury Inflation Indexed Bonds 3.625%
due 04-15-28 and 3.375% due 04-15-32,
U.S. Treasury Inflation Indexed Note 2.000%
due 01-15-14)                                                                1.300%            $130           130,000

TOTAL INVESTMENTS 100.51%                                                                                  $1,893,382

OTHER ASSETS AND LIABILITIES, NET (0.51%)                                                                     ($9,596)

TOTAL NET ASSETS 100.00%                                                                                   $1,883,786


* Non-income-producing security.

  Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

  The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.

FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

June 30, 2004
(unaudited)

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $1,637,681)                             $1,893,382
Cash                                                                      864
Dividends receivable                                                    1,098
Receivable from affiliates                                              1,801
Other assets                                                              145

Total assets                                                        1,897,290

LIABILITIES
Payable to affiliates
Management fees                                                         1,263
Distribution and service fees                                              79
Other                                                                      48
Other payables and accrued expenses                                    12,114

Total liabilities                                                      13,504

NET ASSETS
Capital paid-in                                                     1,973,623
Accumulated net realized loss on investments                         (338,924)
Net unrealized appreciation of investments                            255,701
Accumulated net investment loss                                        (6,614)

Net assets                                                         $1,883,786

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding -- the
Fund has an unlimited number of shares authorized
with no par value
Class A ($1,846,512 [DIV] 196,000 shares)                               $9.42
Class B ($18,637 [DIV] 2,000 shares)                                    $9.32
Class C ($18,637 [DIV] 2,000 shares)                                    $9.32

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($9.42 [DIV] 95%)                                             $9.92
Class C 2 ($9.32 [DIV] 99%)                                             $9.41

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

2 The up-front sales charge on Class C shares has been eliminated, effective July 15, 2004.

See notes to
financial statements.

FINANCIAL STATEMENTS

OPERATIONS

For the period ended
June 30, 2004
(unaudited) 1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in oper-
ating the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $52)                    $6,621
Interest                                                                   27
Securities lending                                                         15

Total investment income                                                 6,663

EXPENSES
Investment management fees                                              7,053
Class A distribution and service fees                                   2,765
Class B distribution and service fees                                      70
Class C distribution and service fees                                      70
Transfer agent fees                                                       499
Custodian fees                                                          5,561
Professional fees                                                       5,436
Printing                                                                2,010
Registration and filing fees                                            1,492
Accounting and legal service fees                                         259
Miscellaneous                                                             117

Total expenses                                                         25,332
Less expense reductions                                               (12,077)

Net expenses                                                           13,255

Net investment loss                                                    (6,592)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain on investments                                       65,458
Change in net unrealized appreciation
(depreciation) of investments                                         (48,938)

Net realized and unrealized gain                                       16,520

Increase in net assets from operations                                 $9,928

1 Semiannual period from 1-1-04 through 6-30-04.

See notes to
financial statements.

FINANCIAL STATEMENTS

CHANGES IN
NET ASSETS

These Statements
of Changes in
Net Assets show
how the value
of the Fund's
net assets has
changed during
the last two
periods. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses,
distributions, if
any, paid to
shareholders and
any increase or
decrease in
money share-
holders invested
in the Fund.
                                                     YEAR        PERIOD
                                                    ENDED         ENDED
                                                 12-31-03       6-30-04 1
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment loss                               ($9,115)      ($6,592)
Net realized gain                                 113,569        65,458
Change in net unrealized
appreciation (depreciation)                       339,150       (48,938)

Increase in net assets
resulting from operations                         443,604         9,928

NET ASSETS
Beginning of period                             1,430,254     1,873,858

End of period 2                                $1,873,858    $1,883,786


1 Semiannual period from 1-1-04 through 6-30-04. Unaudited.

2 Includes accumulated net investment loss of $22 and $6,614, respectively.

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

FINANCIAL
HIGHLIGHTS


CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                12-31-01 1,2  12-31-02 2  12-31-03     6-30-04 3
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                           $10.00        $10.15       $7.15       $9.37
Net investment loss 4                             -- 5       (0.05)      (0.04)      (0.03)
Net realized and unrealized
gain (loss) on investments                      0.15         (2.92)       2.26        0.08
Total from
investment operations                           0.15         (2.97)       2.22        0.05
Less distributions
From net investment income                        --         (0.03)         --          --
Net asset value,
end of period                                 $10.15         $7.15       $9.37       $9.42
Total return 6,7(%)                             1.50 8      (29.26)      31.05        0.53 8

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                     $2            $1          $2          $2
Ratio of expenses
to average net assets (%)                       1.40 9        1.40        1.40        1.40 9
Ratio of adjusted expenses
to average net assets 10 (%)                   12.80 9        3.32        3.15        2.68 9
Ratio of net investment loss
to average net assets (%)                      (0.29) 9      (0.64)      (0.55)      (0.69) 9
Portfolio turnover (%)                             6           254         162          54

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS B SHARES


PERIOD ENDED                                12-31-01 1,2  12-31-02 2  12-31-03     6-30-04 3
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                           $10.00        $10.14       $7.12       $9.29
Net investment loss 4                          (0.01)        (0.10)      (0.08)      (0.05)
Net realized and unrealized
gain (loss) on investments                      0.15         (2.90)       2.25        0.08
Total from
investment operations                           0.14         (3.00)       2.17        0.03
Less distributions
From net investment income                        --         (0.02)         --          --
Net asset value,
end of period                                 $10.14         $7.12       $9.29       $9.32
Total return 6,7(%)                             1.40 8      (29.60)      30.48        0.32 8

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                     -- 11         -- 11       -- 11      -- 11
Ratio of expenses
to average net assets (%)                       2.10 9        1.95        1.85        1.85 9
Ratio of adjusted expenses
to average net assets 10 (%)                   13.50 9        3.87        3.60        3.13 9
Ratio of net investment loss
to average net assets (%)                      (0.99) 9      (1.19)      (1.00)      (1.14) 9
Portfolio turnover (%)                             6           254         162          54

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS C SHARES


PERIOD ENDED                                12-31-01 1,2  12-31-02 2  12-31-03     6-30-04 3
Net asset value,
beginning of period                           $10.00        $10.14       $7.12       $9.29
Net investment loss 4                          (0.01)        (0.10)      (0.08)      (0.05)
Net realized and unrealized
gain (loss) on investments                      0.15         (2.90)       2.25        0.08
Total from
investment operations                           0.14         (3.00)       2.17        0.03
Less distributions
From net investment income                        --         (0.02)         --          --
Net asset value,
end of period                                 $10.14         $7.12       $9.29       $9.32
Total return 6,7 (%)                            1.40 8      (29.60)      30.48        0.32 8

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                     -- 11         -- 11       -- 11      -- 11
Ratio of expenses
to average net assets (%)                       2.10 9        1.95        1.85        1.85 9
Ratio of adjusted expenses
to average net assets 10 (%)                   13.50 9        3.87        3.60        3.13 9
Ratio of net investment loss
to average net assets (%)                      (0.99) 9      (1.19)      (1.00)      (1.14) 9
Portfolio turnover (%)                             6           254         162          54

 1 Class A, Class B and Class C shares began operations on 12-3-01.

 2 Audited by previous auditor.

 3 Semiannual period from 1-1-04 through 6-30-04. Unaudited.

 4 Based on the average of the shares outstanding.

 5 Less than $0.01 per share.

 6 Assumes dividend reinvested and does not reflect the effect of sales charges.

 7 Total returns would have been lower had certain expenses not been reduced during the periods shown.

 8 Not annualized.

 9 Annualized.

10 Does not take into consideration expense reductions during the periods shown.

11 Less than $500,000.

See notes to
financial statements.

NOTES TO
STATEMENTS

Unaudited

NOTE A
Accounting policies

John Hancock Strategic Growth Fund (the "Fund") is a non-diversified series of John Hancock Investment Trust, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek long-term growth of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, re demp tions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies
of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services, or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. Investments in AIM Cash Investment Trust are valued at their net asset value each business day.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of John Hancock Financial Services, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Discount and premium
on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. There were no securities loaned on June 30, 2004. Security lending expenses are paid by the Fund to the Adviser.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $383,059 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The entire loss carryforward expires December 31, 2010.

Dividends, interest
and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. For eign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.75% of the first $750,000,000 of the Fund's average daily net asset value and (b) 0.70% of the Fund's average daily net asset value in excess of $750,000,000.

The Adviser has agreed to limit the Fund's expenses, excluding the distribution and service fees, to 1.10% of the Fund's average daily net asset value, at least until April 30, 2005. Accordingly, the expense reductions related to the Fund's total expense limitation amounted to $11,607 for the period ended June 30, 2004. The Adviser reserves the right to terminate this limitation in the future.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net asset value and 1.00% of Class B and Class C average daily net asset values. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A shares are assessed up-front sales charges and, prior to July 15, 2004, Class C shares were assessed up-front sales charges. During the period ended June 30, 2004, JH Funds received no up-front sales charges with regard to sales of Class A shares and Class C shares.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. During the period ended June 30, 2004, JH Funds received no CDSCs with regard to Class B and Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of John Hancock Life Insurance Company ("JHLICo"). The Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the Fund's average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. Signature Services agreed to waive the Fund's asset-based portion of the transfer agent fee until further notice. Accordingly, the expense reductions related to the transfer agent fee waiver amounted to $470.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period amounted to $259. The Fund also paid the Adviser the amount of

$674 for certain publishing services, included in the printing fees.

The Adviser and other subsidiaries of JHLICo owned 196,000, 2,000 and 2,000 of Class A, Class B and Class C shares of beneficial interest of the Fund, respectively, on June 30, 2004.

Mr. James A. Shepherdson is a director and/or officer of the Adviser and/or its affiliates, as well as Trustee of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments as well as any unrealized gains or losses. The Deferred Compen sa tion Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

The Fund had no Fund shares sold, reinvested and repurchased during the last two periods.

NOTE D
Investment
transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the period ended June 30, 2004, aggregated $1,006,356 and $1,131,834, respectively.

The cost of investments owned on June 30, 2004, including short-term investments, for federal income tax purposes was $1,657,959. Gross unrealized appreciation and depreciation of investments aggregated $254,108 and $18,685, respectively, resulting in net unrealized appreciation of $235,423. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

FOR YOUR
INFORMATION

TRUSTEES

Charles L. Ladner, Chairman*
James F. Carlin
William H. Cunningham
Ronald R. Dion
Steven R. Pruchansky
James A. Shepherdson
Lt. Gen. Norman H. Smith,
USMC (Ret.)
John P. Toolan*

*Members of the Audit Committee

OFFICERS

James A. Shepherdson
President and
Chief Executive Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL

Wilmer Cutler Pickering
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803


HOW TO
CONTACT US

On the Internet                     www.jhfunds.com

By regular mail                     John Hancock Signature Services, Inc.
                                    1 John Hancock Way, Suite 1000
                                    Boston, MA 02217-1000

By express mail                     John Hancock Signature Services, Inc.
                                    Attn: Mutual Fund Image Operations
                                    529 Main Street
                                    Charlestown, MA 02129

Customer service representatives    1-800-225-5291

24-hour automated information       1-800-338-8080

TDD line                            1-800-554-6713

The Fund's proxy voting policies and procedures are available without charge, upon request:

By phone                            1-800-225-5291

On the Fund's Web site              www.jhfunds.com/proxy

On the SEC's Web site               www.sec.gov

[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Strategic Growth Fund.


890SA  6/04
       8/04

ITEM 2.  CODE OF ETHICS.

Not applicable at this time.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached
"John Hancock Funds - Administration Committee Charter".

ITEM 10.  CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Administration Committee Charter".

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Investment Trust

By:
    ------------------------------
    James A. Shepherdson
    President and Chief Executive Officer

Date:  August 25, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
    -------------------------------
    James A. Shepherdson
    President and Chief Executive Officer

Date:  August 25, 2004

By:
    -----------------------
    Richard A. Brown
    Senior Vice President and Chief Financial Officer

Date:  August 25, 2004